                                 Exhibit 10-01

                                CREDIT AGREEMENT


                          DATED AS OF OCTOBER 31, 1996

                                      AMONG

                               N-T HOLDINGS, INC.,

                              THE BANK OF NEW YORK,
                            THE BANK OF NOVA SCOTIA,
                           BANQUE NATIONALE DE PARIS,
                         THE DAI-ICHI KANGYO BANK, LTD.,
                     THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                               RABOBANK NEDERLAND,
                             SANWA BANK CALIFORNIA,
                           THE SUMITOMO BANK, LIMITED,
                                       AND
                             WELLS FARGO BANK, N.A.,

                                  AS CO-AGENTS,

                            THE CHASE MANHATTAN BANK
                                       AND
                               CITICORP USA, INC.

                               AS MANAGING AGENTS,



                         BANK OF AMERICA NATIONAL TRUST
                            AND SAVINGS ASSOCIATION,

                                    AS AGENT,


                                       AND

                  THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO


                                   ARRANGED BY

                               BA SECURITIES, INC.

                                TABLE OF CONTENTS


                                                                            Page

ARTICLE I

                                   DEFINITIONS . . . . . . . . . . . . . . . -1-
          1.1      Certain Defined Terms . . . . . . . . . . . . . . . . . . -1-
          1.2      Other Interpretive Provisions . . . . . . . . . . . . . .-25-
          1.3      Accounting Principles . . . . . . . . . . . . . . . . . .-26-

ARTICLE II

                                   THE CREDITS . . . . . . . . . . . . . . .-27-
          2.1      Amounts and Terms of Commitments. . . . . . . . . . . . .-27-
          2.2      Loan Accounts . . . . . . . . . . . . . . . . . . . . . .-27-
          2.3      Procedure for Committed Borrowing . . . . . . . . . . . .-28-
          2.4      Conversion and Continuation Elections for
                    Committed Borrowings . . . . . . . . . . . . . . . . . .-29-
          2.5      Bid Borrowings. . . . . . . . . . . . . . . . . . . . . .-31-
          2.6      Procedure for Bid Borrowings. . . . . . . . . . . . . . .-31-
          2.7      Voluntary Termination or Reduction of Commitments . . . .-35-
          2.8      Optional Prepayments. . . . . . . . . . . . . . . . . . .-36-
          2.9      Mandatory Commitment Reductions . . . . . . . . . . . . .-36-
          2.10     Repayment . . . . . . . . . . . . . . . . . . . . . . . .-36-
          2.11     Interest. . . . . . . . . . . . . . . . . . . . . . . . .-37-
          2.12     Fees. . . . . . . . . . . . . . . . . . . . . . . . . . .-38-
                   (a)  Arrangement, Agency Fees . . . . . . . . . . . . . .-38-
                   (b)  Commitment Fees. . . . . . . . . . . . . . . . . . .-38-
                   (c)  Facility Fees. . . . . . . . . . . . . . . . . . . .-38-
          2.13     Computation of Fees and Interest. . . . . . . . . . . . .-38-
          2.14     Payments by the Company . . . . . . . . . . . . . . . . .-39-
          2.15     Payments by the Banks to the Agent; Advances to the
                    Company. . . . . . . . . . . . . . . . . . . . . . . . .-40-
          2.16     Sharing of Payments, Etc. . . . . . . . . . . . . . . . .-41-

ARTICLE III

                     TAXES, YIELD PROTECTION AND ILLEGALITY. . . . . . . . .-41-
          3.1      Taxes . . . . . . . . . . . . . . . . . . . . . . . . . .-41-
          3.2      Illegality. . . . . . . . . . . . . . . . . . . . . . . .-43-
          3.3      Increased Costs and Reduction of Return . . . . . . . . .-44-
          3.4      Funding Losses. . . . . . . . . . . . . . . . . . . . . .-45-
          3.5      Inability to Determine Rates. . . . . . . . . . . . . . .-45-
          3.6      Certificates of Banks . . . . . . . . . . . . . . . . . .-46-
          3.7      Substitution of Banks . . . . . . . . . . . . . . . . . .-46-
          3.8      Presentation of Claims; Survival. . . . . . . . . . . . .-46-

ARTICLE IV

                              CONDITIONS PRECEDENT . . . . . . . . . . . . .-46-
          4.1      Conditions of Initial Loans . . . . . . . . . . . . . . .-46-
                   (a)  Credit Agreement and Notes . . . . . . . . . . . . .-47-
                   (b)  Resolutions; Incumbency. . . . . . . . . . . . . . .-47-
                   (c)  Organization Documents; Good Standing. . . . . . . .-47-
                   (d)  Legal Opinion. . . . . . . . . . . . . . . . . . . .-47-
                   (e)  Payment of Fees. . . . . . . . . . . . . . . . . . .-48-
                   (f)  Certificate. . . . . . . . . . . . . . . . . . . . .-48-
                   (g)  Financial Statements and Projections . . . . . . . .-48-
                   (h)  FHP Acquisition and FHP Acquisition Documents. . . .-48-
                   (i)  Litigation . . . . . . . . . . . . . . . . . . . . .-49-
                   (j)  Termination of Existing Credit Facilities. . . . . .-49-
                   (k)  Guarantees . . . . . . . . . . . . . . . . . . . . .-49-
                   (l)  Other Documents. . . . . . . . . . . . . . . . . . .-49-
          4.2      Conditions to All Borrowings. . . . . . . . . . . . . . .-49-
                   (a)  Notice of Borrowing. . . . . . . . . . . . . . . . .-50-
                   (b)  Continuation of Representations and Warranties . . .-50-
                   (c)  No Existing Default. . . . . . . . . . . . . . . . .-50-

ARTICLE V

                         REPRESENTATIONS AND WARRANTIES. . . . . . . . . . .-50-
          5.1      Corporate Existence and Power . . . . . . . . . . . . . .-50-
          5.2      Corporate Authorization; No Contravention . . . . . . . .-51-
          5.3      Governmental Authorization. . . . . . . . . . . . . . . .-51-
          5.4      Binding Effect. . . . . . . . . . . . . . . . . . . . . .-51-
          5.5      Litigation. . . . . . . . . . . . . . . . . . . . . . . .-52-
          5.6      No Default. . . . . . . . . . . . . . . . . . . . . . . .-52-
          5.7      ERISA Compliance. . . . . . . . . . . . . . . . . . . . .-52-
          5.8      Use of Proceeds; Margin Regulations . . . . . . . . . . .-53-
          5.9      Title to Properties . . . . . . . . . . . . . . . . . . .-53-
          5.10     Taxes . . . . . . . . . . . . . . . . . . . . . . . . . .-53-
          5.11     Financial Condition . . . . . . . . . . . . . . . . . . .-54-
          5.12     Environmental Matters . . . . . . . . . . . . . . . . . .-55-
          5.13     Regulated Entities. . . . . . . . . . . . . . . . . . . .-55-
          5.14     No Burdensome Restrictions. . . . . . . . . . . . . . . .-55-
          5.15     Copyrights, Patents, Trademarks and Licenses, etc.. . . .-55-
          5.16     Subsidiaries. . . . . . . . . . . . . . . . . . . . . . .-55-
          5.17     Insurance . . . . . . . . . . . . . . . . . . . . . . . .-56-
          5.18     Swap Obligations. . . . . . . . . . . . . . . . . . . . .-56-
          5.19     Full Disclosure . . . . . . . . . . . . . . . . . . . . .-56-
          5.20     FHP Acquisition and FHP Acquisition Documents . . . . . .-56-

ARTICLE VI

                              AFFIRMATIVE COVENANTS. . . . . . . . . . . . .-57-
          6.1      Financial Statements, Notices, Etc. . . . . . . . . . . .-57-
          6.2      Litigation. . . . . . . . . . . . . . . . . . . . . . . .-61-
          6.3      Existence, Etc. . . . . . . . . . . . . . . . . . . . . .-61-
          6.4      Insurance . . . . . . . . . . . . . . . . . . . . . . . .-62-
          6.5      Compliance with ERISA . . . . . . . . . . . . . . . . . .-62-

          6.6      Environmental Laws. . . . . . . . . . . . . . . . . . . .-62-
          6.7      Use of Proceeds . . . . . . . . . . . . . . . . . . . . .-62-
          6.8      Certain Obligations Respecting Subsidiaries . . . . . . .-62-

ARTICLE VII

                               NEGATIVE COVENANTS. . . . . . . . . . . . . .-63-
          7.1      Consolidation, Merger or Sale . . . . . . . . . . . . . .-63-
          7.2      Limitation on Liens . . . . . . . . . . . . . . . . . . .-65-
          7.3      Indebtedness. . . . . . . . . . . . . . . . . . . . . . .-67-
          7.4      Investments . . . . . . . . . . . . . . . . . . . . . . .-68-
          7.5      Transactions with Affiliates. . . . . . . . . . . . . . .-68-
          7.6      Use of Proceeds . . . . . . . . . . . . . . . . . . . . .-69-
          7.7      Restricted Payments . . . . . . . . . . . . . . . . . . .-69-
          7.8      ERISA . . . . . . . . . . . . . . . . . . . . . . . . . .-70-
          7.9      Accounting Changes. . . . . . . . . . . . . . . . . . . .-70-
          7.10     Financial Covenants . . . . . . . . . . . . . . . . . . .-70-
          7.11     Limitation on Payment Restrictions Affecting Material
                    Subsidiaries . . . . . . . . . . . . . . . . . . . . . .-71-
          7.12     Prepayments of Indebtedness . . . . . . . . . . . . . . .-71-
          7.13     Lines of Business . . . . . . . . . . . . . . . . . . . .-72-

ARTICLE VIII

                                EVENTS OF DEFAULT. . . . . . . . . . . . . .-72-
          8.1      Event of Default. . . . . . . . . . . . . . . . . . . . .-72-
                   (a)  Non-Payment. . . . . . . . . . . . . . . . . . . . .-72-
                   (b)  Representation or Warranty . . . . . . . . . . . . .-72-
                   (c)  Specific Defaults. . . . . . . . . . . . . . . . . .-72-
                   (d)  Other Defaults . . . . . . . . . . . . . . . . . . .-72-
                   (e)  Cross-Default. . . . . . . . . . . . . . . . . . . .-72-
                   (f)  Insolvency; Voluntary Proceedings. . . . . . . . . .-73-
                   (g)  Involuntary Proceedings. . . . . . . . . . . . . . .-73-
                   (h)  ERISA. . . . . . . . . . . . . . . . . . . . . . . .-74-
                   (i)  Monetary Judgments . . . . . . . . . . . . . . . . .-74-
                   (j)  Change of Control. . . . . . . . . . . . . . . . . .-74-
                   (k)  Loss of Licenses . . . . . . . . . . . . . . . . . .-74-
                   (l)  HMO Event. . . . . . . . . . . . . . . . . . . . . .-74-
                   (m)  Guarantor Defaults . . . . . . . . . . . . . . . . .-74-
          8.2      Remedies. . . . . . . . . . . . . . . . . . . . . . . . .-75-
          8.3      Rights Not Exclusive. . . . . . . . . . . . . . . . . . .-75-

ARTICLE IX

                                    THE AGENT. . . . . . . . . . . . . . . .-75-
          9.1      Appointment and Authorization . . . . . . . . . . . . . .-75-
          9.2      Delegation of Duties. . . . . . . . . . . . . . . . . . .-76-
          9.3      Liability of Agent. . . . . . . . . . . . . . . . . . . .-76-
          9.4      Reliance by Agent . . . . . . . . . . . . . . . . . . . .-76-
          9.5      Notice of Default . . . . . . . . . . . . . . . . . . . .-77-
          9.6      Credit Decision . . . . . . . . . . . . . . . . . . . . .-77-

          9.7      Indemnification of Agent. . . . . . . . . . . . . . . . .-78-
          9.8      Agent in Individual Capacity. . . . . . . . . . . . . . .-78-
          9.9      Successor Agent . . . . . . . . . . . . . . . . . . . . .-79-
          9.10     Withholding Tax . . . . . . . . . . . . . . . . . . . . .-79-
          9.11     Co-Agents; Lead Managers. . . . . . . . . . . . . . . . .-81-

ARTICLE X

                                  MISCELLANEOUS. . . . . . . . . . . . . . .-81-
          10.1     Amendments and Waivers. . . . . . . . . . . . . . . . . .-81-
          10.2     Notices . . . . . . . . . . . . . . . . . . . . . . . . .-82-
          10.3     No Waiver; Cumulative Remedies. . . . . . . . . . . . . .-83-
          10.4     Costs and Expenses. . . . . . . . . . . . . . . . . . . .-83-
          10.5     Company Indemnification . . . . . . . . . . . . . . . . .-84-
          10.6     Payments Set Aside. . . . . . . . . . . . . . . . . . . .-84-
          10.7     Successors and Assigns. . . . . . . . . . . . . . . . . .-85-
          10.8     Assignments, Participations, etc. . . . . . . . . . . . .-85-
          10.9     Confidentiality . . . . . . . . . . . . . . . . . . . . .-86-
          10.10    Set-off . . . . . . . . . . . . . . . . . . . . . . . . .-87-
          10.11    Notification of Addresses, Lending Offices, Etc.  . . . .-87-
          10.12    Counterparts. . . . . . . . . . . . . . . . . . . . . . .-87-
          10.13    Severability. . . . . . . . . . . . . . . . . . . . . . .-87-
          10.14    No Third Parties Benefited. . . . . . . . . . . . . . . .-88-
          10.15    Governing Law and Jurisdiction. . . . . . . . . . . . . .-88-
          10.17    Entire Agreement. . . . . . . . . . . . . . . . . . . . .-89-


          SCHEDULES*

          Schedule 2.1          Commitments
          Schedule 5.5          Litigation
          Schedule 5.12         Environmental Matters
          Schedule 5.16         Subsidiaries and Minority Interests
          Schedule 5.17         Insurance Matters
          Schedule 7.1          Permitted Liens
          Schedule 7.3          Permitted Indebtedness
          Schedule 7.4          Permitted Investments
          Schedule 10.2         Lending Offices, Addresses for Notices


          EXHIBITS*

          Exhibit A        Form of Notice of Borrowing
          Exhibit B        Form of Notice of Conversion/Continuation
          Exhibit C        Form of Compliance Certificate
          Exhibit D        Form of Legal Opinion of Company's Counsel
          Exhibit E        Form of Assignment and Acceptance
          Exhibit F        Form of Invitation for Competitive Bids
          Exhibit G        Form of Competitive Bid Request
          Exhibit H        Form of Competitive Bid
          Exhibit I        Form of Committed Loan Note

          Exhibit J        Form of Bid Loan Note
          Exhibit K        Form of Guarantees
          Exhibit L        Form of Confidentiality Agreement

* All Schedules and certain Exhibits have been omitted.

                                CREDIT AGREEMENT


          This CREDIT AGREEMENT is entered into as of October 31, 1996, among N-T Holdings, Inc., a Delaware corporation (the "Company"), the several financial institutions from time to time party to this Agreement (collectively, the "Banks"; individually, a "Bank"), The Bank of New York, The Bank of Nova Scotia, Banque Nationale de Paris, The Dai-Ichi Kangyo Bank, Ltd., The Industrial Bank of Japan, Limited, RaboBank Nederland, Sanwa Bank California, The Sumitomo Bank, Limited, and Wells Fargo Bank, N.A., as co-agents (collectively, the "Co-Agents"), The Chase Manhattan Bank and Citicorp USA, Inc., as managing agents (collectively, the "Managing Agents") and Bank of America National Trust and Savings Association, as agent for the Banks.

          WHEREAS, the Banks have agreed to make available to the Company a revolving credit facility upon the terms and conditions set forth in this Agreement;

          NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          1.1 CERTAIN DEFINED TERMS. The following terms have the following meanings:

               "Absolute Rate" has the meaning specified in subsection 2.6(c).

               "Absolute Rate Auction" means a solicitation of Competitive Bids setting forth Absolute Rates pursuant to Section 2.6.

               "Absolute Rate Bid Loan" means a Bid Loan that bears interest at a rate determined with reference to the Absolute Rate.

               "Acquisition" shall mean any transaction, or any series of related transactions, by which any Person, in the transaction or as of the most recent transaction in a series of transactions, directly or indirectly: (a) acquires any going concern or all or a substantial part of the assets of any corporation, partnership or other entity or any division of any such entity; or (b) any such entity or any division of such an entity becomes a Subsidiary of such Person.

               "Adjusted EBITDA" means, for any period of four consecutive fiscal quarters, the sum of the Company's and its Subsidiaries'
          (i) earnings before Interest Expense, taxes, depreciation, amortization and the Specified Charges for such period PLUS
          (ii), without duplication, interest income during such period. Adjusted EBITDA shall be calculated on a Combined Basis for the quarters ending before the FHP Acquisition and on a consolidated basis after the FHP Acquisition.

               "Affiliate" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, membership interests, by contract, or otherwise.

               "Agent" means BofA in its capacity as agent for the Banks hereunder, and any successor agent arising under Section 9.9.

               "Agent-Related Persons" means BofA and any successor agent arising under Section 9.9, together with their respective Affiliates (including, in the case of BofA, the Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

               "Agent's Payment Office" means the address for payments set forth on Schedule 10.2 or such other address as the Agent may from time to time specify.

               "Agreement" means this Credit Agreement.

               "Applicable Margin" means, in the case of Facility Fees or LIBOR Committed Loans, a rate per annum determined by reference to the Senior Unsecured Debt Rating or Leverage Ratio as follows:


         Senior Unsecured
           Debt Rating                                                        Applicable LIBOR   Facility
LEVEL      S&P/Moody's                     Leverage Ratio                        Rate Margin        Fee
-----    ----------------  -----------------------------------------------    ----------------   --------

Level 1  A-/A-3 or better  Less than 1.00                                          +0.165%         0.085%

Level 2  BBB+/Baa1         Greater than or equal to 1.00 but less than 1.25        +0.200%         0.100%

Level 3  BBB/Baa2          Greater than or equal to 1.25 but less than 1.50        +0.225%         0.125%

Level 4  BBB-/Baa3         Greater than or equal to 1.50 but less than 2.00        +0.250%         0.150%

Level 5  BB+/Ba1           Greater than or equal to 2.00 but less than 2.50        +0.425%         0.200%

Level 6  BB/Ba2 or lower   Greater than or equal to 2.50                           +0.525%         0.225%


     From the Closing Date until the delivery of the first Compliance Certificate after the first full fiscal quarter following consummation of the FHP Acquisition, the applicable Level shall be set on the Closing Date based on either the combined balance sheet delivered pursuant to subsection 4.1(g) or the Senior Unsecured Debt Rating, as designated by the Company. Thereafter, the Company in each Compliance Certificate, may designate whether the Applicable Margin shall be based on its Leverage Ratio or on the Senior Unsecured Debt Rating. Such Applicable Margin shall be effective from and including the date on which the Agent receives such Compliance Certificate to but excluding the date on which the Agent receives the next Compliance Certificate; PROVIDED, HOWEVER, that if the Agent does not receive a Compliance Certificate by the date required by
     Section 6.1, the Applicable Margin shall, effective as of such date, be Level 6 to but excluding the date the Agent receives such Compliance Certificate.

          "Approved Acquisition" shall mean an Acquisition, consummated or to be consummated by the Company or any Subsidiary of the Company: (a) which does not or would not result in the Company or any of its Subsidiaries being engaged to any substantial extent in any line or lines of business activity other than the Healthcare Business; (b) immediately after which, each of the Company's Material HMO Subsidiaries shall be in compliance with all applicable Regulatory Tangible Net Equity Requirements and shall be in substantial compliance in all other respects with any HMO Regulation relevant to such requirement; (c) the terms of which have been accepted by the board of directors or other managing body of the target Person (which, if such Person is the debtor in any proceeding under the Bankruptcy Code, shall be the court having jurisdiction in such case); and (d) immediately before which and after giving effect to which (i) the representations and warranties of the Company in Article V of this Agreement shall be true in all material respects (except to the extent they specifically refer to a particular date, then as of such date) and (ii) no Default or Event of Default shall have occurred and be continuing.

          "Approved Merger" shall mean a merger or consolidation consummated or to be consummated by the Company or any Subsidiary of the Company:
     (a) wherein the Company or such Subsidiary shall be the continuing or surviving corporation; (b) the Company and its Subsidiaries do not incur or assume interest-bearing Indebtedness (other than Indebtedness, which the non-surviving entity had on its balance sheet prior to such merger or consolidation and Indebtedness otherwise permitted under this Agreement);
     (c) which does not or would not result in the Company or any of its

     Subsidiaries being engaged to any substantial extent in any line or lines of business activity other than the Healthcare Business; (d) immediately after which, each of the Company's Material HMO Subsidiaries shall be in compliance with all applicable Regulatory Tangible Net Equity Requirements and shall be in substantial compliance in all other respects with any HMO Regulation relevant to such requirement; (e) the terms of which have been accepted by the board of directors or other managing body of the target Person (which, if such Person is the debtor in any proceeding under the Bankruptcy Code, shall be the court having jurisdiction in such case), and
     (f) immediately before which and after giving effect to which (i) the representations and warranties of the Company in Article V of this Agreement shall be true in all material respects (except to the extent they specifically refer to a particular date, then as of such date) and (ii) no Default or Event of Default shall have occurred and be continuing.

          "Arranger" means BA Securities, Inc., a Delaware corporation.

          "Assignee" has the meaning specified in subsection 10.8(a).

          "Attorney Costs" means and includes all reasonable fees and disbursements of any law firm or other external counsel, the allocated cost of internal legal services and all disbursements of internal counsel.

          "Bank" has the meaning specified in the introductory clause hereto.

          "Bank Default" means (i) the failure which has not been cured of any Bank to make available the portion of any Borrowing that it is obligated to make available under the terms of this Agreement, or (ii) the appointment of a receiver or conservator with respect to such Bank at the direction or request of any regulatory agency or authority.

          "Bankruptcy Code" means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. Section 101, et seq.).

          "Base Rate" means, for any day, the higher of: (a) 0.50% per annum above the latest Federal Funds Rate; and (b) the rate of interest in effect for such day as publicly announced from time to time by BofA in San Francisco, California, as its "reference rate." (The "reference rate" is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.) Any change in the reference rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

          "Base Rate Committed Loan" means a Committed Loan that bears interest based on the Base Rate.

          "Bid Borrowing" means a Borrowing hereunder consisting of one or more Bid Loans made to the Company on the same day by one or more Banks.

          "Bid Loan" means a Loan by a Bank to the Company under Section 2.5, which may be a LIBOR Bid Loan or an Absolute Rate Bid Loan.

          "Bid Loan Lender" means, in respect of any Bid Loan, the Bank making such Bid Loan to the Company.

          "Bid Loan Note" means a promissory note substantially in the form of Exhibit J issued pursuant to Section 2.2.

          "BofA" means Bank of America National Trust and Savings Association, a national banking association.

          "Borrowing" means a borrowing hereunder consisting of Loans of the same Type made to the Company on the same day by the Banks under Article II, and may be a Committed Borrowing or a Bid Borrowing and, other than in the case of Base Rate Committed Loans, having the same Interest Period.

          "Borrowing Date" means any date on which a Borrowing occurs under
     Section 2.3.

          "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in New York City or San Francisco are authorized or required by law to close and, if the applicable Business Day relates to any LIBOR Loan, means such a day on which dealings are carried on in the applicable offshore dollar interbank market.

          "Capital Adequacy Regulation" means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

          "Capital Lease Obligations" shall mean, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP (including Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board), and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount of such obligation, determined in accordance with GAAP (including such Statement No. 13).

          "Combined Basis" means the method of preparation of combined financial statements generally consistent with the American Institute of Certified Public Accountant's Research Bulletin 51.

          "Change of Control" means the acquisition by any Person other than UniHealth or by two or more Persons acting in concert of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of 20% or more of the outstanding shares of voting stock of the Company.

          "Closing Date" means the date on which all conditions precedent set forth in Section 4.1 are satisfied or waived by all Banks (or, in the case of subsection 4.1(e), waived by the Person entitled to receive such payment or, in the case of subsection 4.1(h), waived by the Managing Agents).

          "Co-Agents" is defined in the preamble.

          "Code" means the Internal Revenue Code of 1986, and regulations promulgated thereunder.

          "Commitment", as to each Bank, has the meaning specified in Section
     2.1.

          "Committed Borrowing" means a Borrowing hereunder consisting of Committed Loans made on the same day by the Banks ratably according to their respective Pro Rata Shares and, in the case of LIBOR Committed Loans, having the same Interest Periods.

          "Committed Loan" means a Loan by a Bank to the Company under
     Section 2.1, and may be a LIBOR Committed Loan or a Base Rate Committed Loan (each, a "Type" of Committed Loan).

          "Committed Loan Note" means a promissory note substantially in the form of Exhibit I issued pursuant Section 2.2.

          "Competitive Bid" means an offer by a Bank to make a Bid Loan in accordance with subsection 2.6(b).

          "Competitive Bid Request" has the meaning specified in subsection 2.6(a).

          "Compliance Certificate" means a certificate substantially in the form of Exhibit C.

          "Consolidated Subsidiary" shall mean, for any Person, each Subsidiary of such Person (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of such Person in accordance with GAAP.

          "Contingent Obligation" means, as to any Person, any direct or indirect liability of that Person, whether or not contingent, with or without recourse, (a) with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person (i) to purchase, repurchase or otherwise acquire such primary obligations or any security therefor, (ii) to advance or provide funds for the payment or discharge of any such primary obligation, or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof (each, a "Guaranty Obligation"); (b) with respect to any Surety Instrument issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings or payments; (c) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered, or (d) in respect of any Swap Contract. The amount of any Contingent Obligation shall, in the case of Guaranty Obligations, be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof, and in the case of other Contingent Obligations other than in respect of Swap Contracts, shall be equal to the maximum reasonably anticipated liability in respect thereof and, in the case of Contingent Obligations in respect of Swap Contracts shall be equal to the amount that would be determined if such Swap Contract were terminated on such date of determination, taking into account any legally enforceable netting arrangement relating to such Swap Contract (such amount, "Swap Termination Value").

          "Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

          "Conversion/Continuation Date" means any date on which, under Section 2.4, the Company (a) converts Committed Loans of one Type to another Type, or (b) continues as Committed Loans of the same Type, but with a new Interest Period, Committed Loans having Interest Periods expiring on such date.

          "Default" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

          "Defaulting Banks" means at any time any Bank with respect to which a Bank Default is in effect at such time.

          "Designated Deposit Account" shall mean Account No. 4159361740 at Wells Fargo Bank, N.A. or such other account at such other financial institution as shall be designated by two Responsible Officers in writing.

          "Dividend Payment" shall mean dividends (in cash, Property or obligations) on, or other payments or distributions on account of, or the setting apart of money for a sinking or other analogous fund for, or the purchase, redemption, retirement or other acquisition of, any shares of any class of stock of the Company or any of the Company's Subsidiaries or of any warrants, options or other rights to acquire the same (or to make any payments to any Person, such as "phantom stock" payments, where the amount is calculated with reference to the fair market or equity value of the Company or any of its Subsidiaries), but excluding dividends payable solely in shares of common stock of the Company or any of the Company's Subsidiaries.

          "Dollars", "dollars" and "$" each mean lawful money of the United States.

          "Eligible Assignee" means (a) a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $300,000,000; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having a combined capital and surplus of at least $300,000,000, provided that such bank is acting through a branch or agency located in the United States; and (c) a Person that is primarily engaged in the business of commercial banking and that is
     (i) a Subsidiary of a Bank, (ii) a Subsidiary of a Person of which a Bank is a Subsidiary, or (iii) a Person of which a Bank is a Subsidiary.

          "Environmental Claims" means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment.

          "Environmental Laws" means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to environmental, health, safety and land use matters.

          "ERISA" means the Employee Retirement Income Security Act of 1974, and regulations promulgated thereunder.

          "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with the Company or any Guarantor within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the
     Code).

          "ERISA Event" means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Company or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Company or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate a Pension Plan, the treatment of a Pension Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; or (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Company or any ERISA Affiliate.

          "Event of Default" means any of the events or circumstances specified in Section 8.1.

          "Exchange Act" means the Securities and Exchange Act of 1934, and regulations promulgated thereunder.

          "Federal Funds Rate" means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Agent.

          "Fee Letter" has the meaning specified in Section 2.12.

          "FHP" means FHP International Corporation, a Delaware corporation.

          "FHP Acquisition" means the acquisition of FHP pursuant to the FHP Acquisition Documents.

          "FHP Acquisition Documents" means the Amended and Restated Agreement and Plan of Reorganization dated as of September 17, 1996 by and among the Company, PacifiCare, Neptune Merger Corp., FHP, and Tree Acquisition Corp., as the same may be amended from time to time with the approval of the Agent and the Managing Agents (which consent shall not be unreasonably withheld), and any documents delivered or entered into in connection therewith.

          "Fixed Charges" shall mean, for any period, the sum, for the Company and its Consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following: (a) all payments of principal of Indebtedness scheduled or required to be made during such period PLUS (b) all Interest Expense for such period PLUS
     (c) all Dividend Payments for such period.

          "Fixed Charges Coverage Ratio" means, at any date, for the period of four consecutive fiscal quarters ending on or most recently ended prior to such date, the ratio of (i) Net Cash Flow for such period to (ii) Fixed Charges for such period.

          "FRB" means the Board of Governors of the Federal Reserve System, and any Governmental Authority succeeding to any of its principal functions.

          "GAAP" shall mean generally accepted accounting principles applied on a basis consistent with those which, in accordance with Section 1.3, are to be used in making the calculations for purposes of determining compliance with this Agreement.

          "Governmental Approvals" shall mean any authorization, consent, approval, license, lease, ruling, permit, waiver, exemption, filing, registration or notice by or with any Governmental Authority.

          "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

          "Governmental Rules" shall mean any law, rule, regulation, ordinance, order, code, judgement, decree, directive, guideline, policy, or any similar form of decision of, or any interpretation or administration of any of the foregoing by, any Governmental Authority.

          "Guarantees" means the guarantees substantially in the form of Exhibit K.

          "Guarantors" means PacifiCare and FHP.

          "Guaranty Obligation" has the meaning specified in the definition of "Contingent Obligation."

          "Healthcare Business" shall mean the provision or arrangement of health care services, related ancillary products or both through an HMO, a regulated healthcare service contractor or any other business which in the ordinary course provides or arranges for such services, products,or both, the provision of health insurance, the management of health care services, and business activities related and incidental to the same.

          "HMO" shall mean any Person which operates as a health maintenance organization.

          "HMO Event" shall mean the failure by the Company or any of its HMO Subsidiaries to comply in any material respect with any of the terms and provisions of any applicable HMO Regulation pertaining to the fiscal soundness, solvency or financial condition of the Company or any of its HMO Subsidiaries; or the assertion after the Closing Date, by an HMO Regulator that it is taking or has taken administrative action against the Company or any of its HMO Subsidiaries to revoke or modify any Governmental Approval of, or to enforce the fiscal soundness, solvency or financial provisions or requirements of such HMO Regulations against, the Company or any of its HMO Subsidiaries, if such failure, action, modification or enforcement is reasonably likely to have a Material Adverse Effect.

          "HMO Regulations" shall mean all Governmental Rules applicable to any HMO Subsidiary under federal or state law and any regulations, orders and directives promulgated or issued pursuant to the foregoing.

          "HMO Regulator" means any Person charged with the administration, oversight or enforcement of an HMO Regulation, whether primarily, secondarily,or jointly.

          "HMO Subsidiary" shall mean any current or future Subsidiary of the Company that is either an HMO or a regulated healthcare service contractor.

          "Indebtedness" of any Person means, without duplication, (a) all indebtedness for borrowed money; (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business on ordinary terms); (c) all non-contingent reimbursement or payment obligations with respect to Surety Instruments; (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property); (f) all Capital Lease Obligations; (g) all indebtedness referred to in clauses (a) through (f) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and (h) all Guaranty Obligations in respect of obligations of others of the kinds referred to in clauses (a) through
     (g) above (other than Guaranty Obligations in respect of obligations of such Person's Subsidiaries of the kind described in one of the preceding clauses).

          "Indemnified Liabilities" has the meaning specified in Section 10.5.

          "Indemnified Person" has the meaning specified in Section 10.5.

          "Insolvency Proceeding" means (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code.

          "Interest Expense" shall mean, for any period, the sum, for the Company and its Consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following:
     (a) all interest in respect of Indebtedness accrued or capitalized during such period (whether or not actually paid during such period) PLUS (b) the net amounts payable (or MINUS the net amounts receivable) under Swap Contracts accrued during such period (whether or not actually paid or received during such period) PLUS (c) all discounts in respect of any accounts receivable or general intangibles associated therewith that are the subject of any sale or transfer.

          "Interest Payment Date" means, as to any Loan other than a Base Rate Committed Loan, the last day of each Interest Period applicable to such Loan and, as to any Base Rate Committed Loan, the last Business Day of each calendar quarter and each date such Committed Loan is converted into another Type of Committed Loan, provided, however, that (a) if any Interest Period for a LIBOR Committed Loan exceeds three months, the date that falls three months after the beginning of such Interest Period and after each Interest Payment Date thereafter is also an Interest Payment Date, and (b) as to any Bid Loan, such intervening dates prior to the maturity thereof as may be specified by the Company and agreed to by the applicable Bid Loan Lender in the applicable Competitive Bid shall also be Interest Payment Dates.

          "Interest Period" means, (a) as to any LIBOR Loan, the period commencing on the Borrowing Date of such Loan, or (in the case of any LIBOR Committed Loan) on the Conversion/Continuation Date on which the Loan is converted into or continued as a LIBOR Committed Loan, and ending on the date one, two, three or six months thereafter (and any other period that is 12 months or less and is available to all of the Banks) as selected by the Company in its Notice of Borrowing, Notice of Conversion/Continuation or Competitive Bid Request, as the case may be; and (b) as to any Absolute Rate Bid Loan, a period of not less than 7 days and not more than 365 days as selected by the Company in the applicable Competitive Bid Request;

     provided that:

               (i) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless, in the case of a LIBOR Loan, the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

               (ii) any Interest Period pertaining to a LIBOR Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;

               (iii) no Interest Period for any Loan shall extend beyond January 1, 2002; and

               (iv) no Interest Period applicable to a Loan or portion thereof shall extend beyond any date upon which is due any scheduled principal payment in respect of such Loan unless the aggregate principal amount of Loans represented by Base Rate Committed Loans, or by LIBOR Committed Loans having Interest Periods that will expire on or before such date, equals or exceeds the amount of such principal payment.

          "Invitation for Competitive Bids" means a solicitation for Competitive Bids, substantially in the form of Exhibit F.

          "IRS" means the Internal Revenue Service, and any Governmental Authority succeeding to any of its principal functions under the Code.

          "Investment" shall mean, for any Person: (a) the acquisition (whether for cash, Property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including any 'short sale' or any sale of any securities at a time when such securities are not owned by the Person entering into such short sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of Property or services from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person, but excluding any such advance, loan or extension of credit representing the purchase price of Property or services sold by such Person in the ordinary course of business); or (c) the entering into of any Guaranty Obligation of, or other contingent obligation with respect to, any liability (not constituting Indebtedness) of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person.

          "Joint Venture" means a single-purpose corporation, partnership, limited liability company, joint venture or other similar legal arrangement (whether created by contract or conducted through a separate legal entity) now or hereafter formed by the Company or any of its Subsidiaries with another Person in order to conduct a common venture or enterprise with such Person.

          "Lending Office" means, as to any Bank, the office or offices of such Bank specified as its "Lending Office" or "Domestic Lending Office" or "Offshore Lending Office", as the case may be, on Schedule 10.2, or such other office or offices as such Bank may from time to time notify the Company and the Agent.

          "Leverage Ratio" means, as of the last day of any fiscal quarter of the Company, the ratio of (i) the sum of (x) the aggregate principal amount of Indebtedness (including the principal portion of rentals under capital leases) of the Company and its Subsidiaries which matures more than one year from the date of determination PLUS (y) the aggregate principal amount of all Indebtedness (including the principal portion of rentals under capital leases) which is scheduled to be paid by the Company and its Subsidiaries within one year from the date of determination to (ii) Adjusted EBITDA for the period of four consecutive fiscal quarters ending on such date.

          "LIBOR Auction" means a solicitation of Competitive Bids setting forth a LIBOR Bid Margin pursuant to Section 2.6.

          "LIBOR Base Rate" means, for any Interest Period with respect to any LIBOR Committed Loan or LIBOR Bid Loan, the rate of interest per annum determined by the Agent to be the arithmetic mean (rounded upward, if necessary, to the nearest 1/16th of 1%) of the rates of interest per annum notified to the Agent by the Reference Banks as the rate of interest at which dollar deposits in the approximate amount of, in the case of LIBOR Bid Loans, the LIBOR Bid Loans to be borrowed in such Bid Borrowing, and, in the case of LIBOR Committed Loans, the LIBOR Committed Loan to be made by such Reference Bank, and having a maturity comparable to such Interest Period, would be offered to major banks in the London interbank market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

          "LIBOR Bid Loan" means any Bid Loan that bears interest at a rate based upon the LIBOR Base Rate.

          "LIBOR Bid Margin" has the meaning specified in subsection 2.6(c)(ii)(C).

          "LIBOR Committed Loans" shall mean Committed Loans the interest rates on which are determined on the basis of rates referred to in the definition of "LIBOR Rate" in this Section 1.1.

          "LIBOR Loans" shall mean LIBOR Committed Loans or LIBOR Bid Loans.

          "LIBOR Rate" shall mean, for any LIBOR Committed Loan for any Interest Period for such Loan, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1 percent) determined by the Agent to be equal to the LIBOR Base Rate for such Loan for such Interest Period divided by 1 MINUS the Reserve Requirement for such Loan for such Interest Period.

          "Lien" means any security interest, mortgage, deed of trust, pledge, hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preferential arrangement of any kind or nature whatsoever in respect of any property (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement (other than those related to leases permitted under this Agreement) naming the owner of the asset to which such lien relates as debtor, under the Uniform Commercial Code or any comparable law) and any contingent or other agreement to provide any of the foregoing, but not including the interest of a lessor or sublessor under an operating lease.

          "Loan" means an extension of credit by a Bank to the Company under
     Article II, and may be a Committed Loan or a Bid Loan.

          "Loan Documents" means this Agreement, any Notes, the Guarantees, the Fee Letter and all other documents delivered to the Agent or any Bank in connection herewith.

          "Majority Agents" means any combination of the Agent, the Managing Agents and the Co-Agents that collectively hold more than 50% of the aggregate amount of the Commitments of all of the Agent, the Managing Agents and the Co-Agents, or, if the Commitments shall have terminated, any combination of the Agent, the Managing Agents and the Co-Agents that collectively hold more than 50% of the aggregate unpaid principal amount of the Loans of all of the Agent, the Managing Agents and the Co-Agents.

          "Majority Banks" means Banks holding more than 50% of the aggregate amount of the Commitments, or, if the Commitments shall have terminated, Banks holding more than 50% of the aggregate unpaid principal amount of the Loans.

          "Managing Agents" is defined in the preamble.

          "Margin Stock" means "margin stock" as such term is defined in Regulation G, T, U or X of the FRB.

          "Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole; (b) a material impairment of the ability of the Company and the Obligors taken as a whole to perform under any Loan Document and to avoid any Event of Default; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Company or any other Obligor of any material Loan Document.

          "Material HMO Subsidiary" means any HMO Subsidiary that is also a Material Subsidiary.

          "Material Subsidiary" means, at any time, each Guarantor and any Subsidiary having at such time either (i) total (gross) revenues for the preceding four fiscal quarter period in excess of 5% of the consolidated total (gross) revenues of the Company and its Subsidiaries or (ii) total assets, as of the last day of the preceding fiscal quarter, in excess of 5% of the consolidated total assets of the Company and its Subsidiaries, in each case, based upon the Company's most recent annual or quarterly financial statements delivered to the Agent under Section 6.1.

          "Moody's" means Moody's Investor Services, Inc.

          "Multiemployer Plan" means a "multiemployer plan", within the meaning of Section 4001(a)(3) of ERISA, to which the Company or any ERISA Affiliate makes, is making, or is obligated to make contributions or, during the preceding three calendar years, has made, or been obligated to make, contributions.

          "Net Cash Flow" shall mean, for any period, the sum, for the Company and its Consolidated Subsidiaries

     (determined on a consolidated basis without duplication in accordance with GAAP), of the following: (a) consolidated net income (it being understood that such amount shall be calculated before the Specified Charges and other extraordinary items and income or loss attributable to equity in Affiliates) for such period PLUS (b) amortization (to the extent deducted in determining net income) for such period PLUS (c) the Netted Provision for Taxes for such period PLUS (d) Interest Expense.

          "Net Equity Proceeds" means, with respect to any issuance by the Company of any equity securities (other than Series A Cumulative Convertible Preferred Shares), the gross consideration received by or for the account of the issuer minus underwriting and brokerage commissions, discounts and fees and other professional fees and expenses relating to such issuance that are payable by the issuer and, with respect to any conversion of Series A Cumulative Convertible Preferred Shares, the aggregate conversion price of the shares so converted.

          "Netted Provision for Taxes" shall mean, for any period of determination, the positive or negative difference of the provision for taxes deducted in determining net income for such period MINUS the amount of taxes actually paid during such period.

          "Net Worth" of the Company on any date of determination means an amount equal to the Company's common equity.

          "Notes" means the Committed Loan Notes and the Bid Loan Notes.

          "Notice of Borrowing" means a notice in substantially the form of Exhibit A.

          "Notice of Conversion/Continuation" means a notice in substantially the form of Exhibit B.

          "Obligations" means all advances, debts, liabilities, obligations, covenants and duties arising under any Loan Document, owing by the Company or any other Obligor to any Bank, the Agent, or any Indemnified Person, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising.

          "Obligor" means the Company, each Guarantor or any other Person (other than the Agent, the Arranger or any

     Bank) which becomes obligated on behalf of the Company under any Loan Document.

          "Organization Documents" means, for any corporation, the certificate or articles of incorporation, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation and any shareholder rights agreement.

          "Other Taxes" means any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

          "PacifiCare" means PacifiCare Health Systems, Inc., a Delaware corporation or any successor thereto.

          "Participant" has the meaning specified in subsection 10.8(d).

          "PBGC" means the Pension Benefit Guaranty Corporation, or any Governmental Authority succeeding to any of its principal functions under ERISA.

          "Pension Plan" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA, other than a Multiemployer Plan, to which the Company may have any liability.

          "Permitted Liens" has the meaning specified in Section 7.2.

          "Permitted Market Investments" shall mean any security that (a) is of a type traded or quoted on any exchange or recognized financial market,
     (b) can be readily liquidated or disposed of on such exchanges or markets,
     (c) other than in the case of an equity security, is rated by, and has no lower than an, "investment grade," rating from any nationally recognized rating agency and (d) satisfies the Company's investment guidelines as approved by the Board of Directors of the Company and in effect on the date hereof, as the same may be amended from time to time by such Board.

          "Permitted Swap Obligations" means all obligations (contingent or otherwise) of the Company or any Subsidiary existing or arising under Swap Contracts, provided that each of the following criteria is satisfied: such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments or assets held by such Person, or changes in the value of securities issued by such Person in conjunction with a securities repurchase program not otherwise prohibited hereunder, and not for purposes of speculation or taking a "market view".

          "Person" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, Joint Venture or Governmental Authority.

          "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA), other than a "Multiemployer Plan" as defined in Section 3(37) or 4001(a)(3) of ERISA, to which the Company may have any liability.

          "Pre-Closing Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties or condition (financial or otherwise) of (i) the Company,
     (ii) PacifiCare and its Subsidiaries taken as a whole since September 30, 1995, or (iii) FHP and its Subsidiaries taken as a whole since June 30, 1996; or (b) a material impairment of the ability of the Company or PacifiCare to pay or perform under any Loan Document.

          "Property" shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

          "Pro Rata Share" means, as to any Bank at any time, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of such Bank's Commitment divided by the combined Commitments of all Banks.

          "Redeemable Preferred" shall mean any preferred or similar stock
     (a) that, by its terms or at the option of the holders, is under any circumstance redeemable or may be required to be repurchased, or is convertible into Indebtedness, that requires payments to a sinking fund, on or prior to the payment in full of the Obligations or (b) that, by reason of the option of the issuer to take or cause any such action and its other terms, should, in accordance with GAAP, be treated as debt.

          "Reference Banks" means BofA, The Chase Manhattan Bank and Citibank, N.A.

          "Regulatory Tangible Net Equity" shall mean, for any HMO, "tangible net equity," "net worth" or such similar financial concept as defined by any HMO Regulation promulgated by any HMO Regulator as shall be applicable to HMOs or as specified by any HMO Regulator as the "tangible net equity" or "net worth" appropriate for such HMO Subsidiary.

          "Regulatory Tangible Net Equity Requirement" shall mean, as to any HMO, the minimum level at which an HMO is required by any applicable HMO Regulation or HMO Regulator to maintain its Regulatory Tangible Net Equity.

          "Reportable Event" means, any of the events set forth in Section 4043(c) of ERISA or the regulations thereunder.

          "Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

          "Reserve Requirement" shall mean, for any Interest Period for any LIBOR Committed Loan, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding one billion Dollars against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall include any other reserves required to be maintained by such member banks by reason of any Regulatory Change with respect to
     (i) any category of liabilities that includes deposits by reference to which the LIBOR Rate is to be determined as provided in the definition of "LIBOR Rate" in this Section 1.1 or (ii) any category of extensions of credit or other assets that includes LIBOR Loans.

          "Responsible Officer" means the chief executive officer, the president, an executive vice president, the chief financial officer or the treasurer of the Company, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants, the chief financial officer or the treasurer of the Company, or any other officer having substantially the same authority and responsibility.

          "Revolving Termination Date" means the earliest to occur of:

               (a) April 30, 1997, unless on or before such date the FHP Acquisition shall have been consummated;

               (b)  January 1, 2002; and

               (c) the date on which the Commitments terminate in accordance with the provisions of this Agreement.

          "S&P" means Standard & Poor's Ratings Group.

          "SEC" means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

          "Senior Unsecured Debt Rating" means, as of any date, the highest rating that has been most recently announced by either S&P or Moody's, as the case may be, for any class of long-term senior unsecured debt issued by any of the Obligors; PROVIDED, HOWEVER, that if the rating by S&P shall be below BBB- or if the rating by Moody's shall be below Baa3, the lower rating shall apply unless the ratings established by S&P and Moody's shall be more than one Level apart in the definition of "Applicable Margin", in which case the applicable Level shall be one Level higher than the lower of such Levels. For purposes of the foregoing, (a) if no Senior Unsecured Debt Rating shall be available from at least one of S&P and Moody's, the Applicable Margin will be set by reference to the Leverage Ratio so long as the Agent shall have received the financial statements and Compliance Certificate to be delivered by the Company pursuant to Section 6.1 (or, in the case of the Applicable Margin established on the Closing Date, subsection 4.1(g)), and if the Agent shall not have received such financial statements and Compliance Certificate, in accordance with Level 6 under the definition of "Applicable Margin"; (b) if only one of S&P and Moody's shall have in effect a Senior Unsecured Debt Rating, the Applicable Margin shall be determined by reference to the available rating; (c) if any rating established by S&P or Moody's shall be changed, such change shall be effective as of the date on which such change is first announced publicly by the rating agency making such change; and (d) if S&P or Moody's shall change the basis on which ratings are established, each reference to the Senior Unsecured Debt Rating announced by S&P or Moody's, as the case may be, shall refer to the then equivalent rating by S&P or Moody's, as the case may be.

          "Series A Cumulative Convertible Preferred Shares" means the 11,000,000 shares of Series A Cumulative Convertible Preferred Shares of the Company which may be authorized pursuant to the Company's certificate of incorporation.

          "Specified Charges" means the $54.7 million of write-offs and charges taken by FHP during the nine months ended March 31, 1996, the $42.1 million of write-offs and charges taken by PacifiCare during the nine months ended June 30, 1996 and up to $250 million of charges and write-offs which may be taken by the Company and its Subsidiaries during the twelve month period following the FHP Acquisition of which not more than $100 million may be cash charges.

          "Subsidiary" of a Person means any corporation, association, partnership, limited liability company, Joint Venture or other business entity of which more than 50% of the voting stock, membership interests or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of the Company.

          "Surety Instruments" means all letters of credit (including standby and commercial), bankers acceptances, bank guaranties, shipside bonds, surety bonds and similar instruments.

          "Swap Contract" means any agreement, whether or not in writing, relating to any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond option, note option or bill option, interest rate option, forward foreign exchange transaction, cap, collar or floor transaction, currency swap, cross-currency rate swap, swaption, currency option or any other, similar transaction (including any option to enter into any of the foregoing) or any combination of the foregoing, and, unless the context otherwise clearly requires, any master agreement relating to or governing any or all of the foregoing.

          "Swap Termination Value" has the meaning specified in the definition of "Contingent Obligation."

          "Taxes" means any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank and the Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by each Bank's net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Bank or the Agent, as the case may be, is organized or maintains a lending office.

          "Total Assets" of the Company means all property, whether real, personal, tangible, intangible or otherwise, that, in accordance with GAAP, should be included in determining total assets as shown on the assets portion of a balance sheet.

          "Total Liabilities" of the Company means all obligations that, in accordance with GAAP, would be included in determining total liabilities as shown on the liabilities side of a balance sheet of the Company.

          "Type" has the meaning specified in the definition of "Committed
     Loan."

          "Unfunded Pension Liability" means the excess of a Pension Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

          "United States" and "U.S." each means the United States of America.

          "Wholly-Owned Subsidiary" means any corporation in which (other than directors' qualifying shares required by law) 100% of the capital stock of each class having ordinary voting power, and 100% of the capital stock of every other class, in each case, at the time as of which any determination is being made, is owned, beneficially and of record, by the Company, or by one or more of the other Wholly-Owned Subsidiaries, or both.

     1.2  OTHER INTERPRETIVE PROVISIONS.

          (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

          (b) The words "hereof", "herein", "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

          (c) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

               (ii) The term "including" is not limiting and means "including without limitation."

               (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including."

          (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

          (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

          (f) This Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms. Unless otherwise expressly provided, any reference to any action of the Agent or the Banks by way of consent, approval or waiver shall be deemed modified by the phrase "in its/their sole discretion."

          (g) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agent, the Company and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Banks or the Agent merely because of the Agent's or Banks' involvement in their preparation.

     1.3  ACCOUNTING PRINCIPLES.

          (a) Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, applied on a basis consistent (except for changes concurred in by the Company's independent public accountants), with the most recent audited consolidated financial statements of PacifiCare and its Consolidated Subsidiaries (or on and after the date of delivery to the Banks of audited consolidated financial statements of the Company covering or including any period subsequent to the Closing Date, the most recent audited consolidated financial statements of the Company and its Consolidated Subsidiaries) delivered to the Banks. If GAAP changes during the term of this Agreement such that any covenants contained herein would then be calculated in a different manner or with different components, the Company, the Banks and Agent agree to negotiate in good faith to amend this Agreement in such respects as are necessary to conform those covenants as criteria for evaluating the Company's financial condition to substantially the same criteria as were effective prior to such change in GAAP; provided, however, that, until this Agreement is so amended, all such covenants shall be calculated in accordance with GAAP as in effect immediately prior to the change.

          (b) References herein to "fiscal year" and "fiscal quarter" refer to such fiscal periods of the Company.


                                   ARTICLE II

                                   THE CREDITS

     2.1 AMOUNTS AND TERMS OF COMMITMENTS. Each Bank severally agrees, on the terms and conditions set forth herein, to make loans to the Company from time to time on any Business Day during the period from the Closing Date to the Revolving Termination Date, in an aggregate amount not to exceed at any time outstanding the amount set forth on Schedule 2.1 opposite the name of such Bank (such amount, as the same may be reduced under Section 2.7 or 2.9 or as a result of one or more assignments permitted under Section 10.8, the Bank's "Commitment"); PROVIDED, HOWEVER, that, after giving effect to any Committed Borrowing, the aggregate principal amount of all outstanding Loans, shall not at any time exceed the combined Commitments. Within the limits of each Bank's Commitment, and subject to the other terms and conditions hereof, the Company may borrow under this Section 2.1, prepay under Section 2.8 and reborrow under this Section 2.1.

     2.2  LOAN ACCOUNTS.

          (a) The Loans made by each Bank shall be evidenced by one or more loan accounts or records maintained by such Bank in the ordinary course of business. The loan accounts or records maintained by the Agent and each Bank shall be presumptive evidence of the amount of the Loans made by the Banks to the Company and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Company hereunder to pay any amount owing with respect to the Loans.

          (b) Upon the request of any Bank made through the Agent, the Loans made by such Bank may be evidenced by one or more Notes, instead of or in addition to loan accounts. Each such Bank shall endorse on the schedules annexed to its Note(s) the date, amount and maturity of each Loan made by it and the amount of each payment of principal made by the Company with respect thereto. Each such Bank is irrevocably authorized by the Company to endorse its Note(s) and each Bank's record shall be presumptive evidence of the same; provided, however, that the failure of a Bank to make, or an error in making, a notation thereon with respect to any Loan shall not limit or otherwise affect the obligations of the Company hereunder or under any such Note to such Bank.

     2.3  PROCEDURE FOR COMMITTED BORROWING.

          (a) Each Committed Borrowing shall be made upon the Company's irrevocable written notice delivered to the Agent in the form of a Notice of Borrowing (which notice must be received by the Agent prior to 9:00 a.m. (San Francisco time) (i) three Business Days prior to the requested Borrowing Date, in the case of LIBOR Loans; and (ii) on the requested Borrowing Date, in the case of Base Rate Loans, specifying:

               (A) the amount of the Committed Borrowing, which shall be, in the case of LIBOR Committed Loans, in an aggregate minimum amount of $5,000,000 or any multiple of $1,000,000 in excess thereof and, in the case of Base Rate Loans, in an aggregate minimum amount of $1,000,000 or any multiple of $1,000,000 in excess thereof;

               (B)  the requested Borrowing Date, which shall be a Business Day;

               (C)  the Type of Loans comprising the Committed Borrowing; and

               (D) the duration of the Interest Period applicable to such Committed Loans included in such notice. If the Notice of Borrowing fails to specify the duration of the Interest Period for any Committed

          Borrowing comprised of LIBOR Loans, such Interest Period shall be three months.

          (b) The Agent will promptly notify each Bank of its receipt of any Notice of Borrowing and of the amount of such Bank's Pro Rata Share of that Committed Borrowing.

          (c) Each Bank will make the amount of its Pro Rata Share of each Committed Borrowing available to the Agent for the account of the Company at the Agent's Payment Office by 11:00 a.m. (San Francisco time) on the Borrowing Date requested by the Company in funds immediately available to the Agent. The proceeds of all such Committed Loans will then be made available to the Company by the Agent at such office by crediting the account of the Company on the books of BofA with the aggregate of the amounts made available to the Agent by the Banks and in like funds as received by the Agent.

          (d) After giving effect to any Committed Borrowing, unless the Agent shall otherwise consent, there may not be more than five different Interest Periods in effect in respect of all Committed Loans together then outstanding.

     2.4  CONVERSION AND CONTINUATION ELECTIONS FOR COMMITTED BORROWINGS.

          (a) The Company may, upon irrevocable written notice to the Agent in accordance with subsection 2.4(b):

               (i) elect, as of any Business Day, in the case of Base Rate Committed Loans, or as of the last day of the applicable Interest Period, in the case of LIBOR Committed Loans, to convert any such Committed Loans (or any part thereof in an amount not less than $5,000,000, or that is in an integral multiple of $1,000,000 in excess thereof) into Committed Loans of any other Type; or

               (ii) elect, as of the last day of the applicable Interest Period, to continue any Committed Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than $5,000,000, or that is in an integral multiple of $1,000,000 in excess thereof);

provided, that if at any time the aggregate amount of LIBOR Committed Loans in respect of any Committed Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than $5,000,000, such LIBOR Committed Loans shall automatically convert into Base Rate Committed Loans, and on and after such date the right of the Company to continue such Committed Loans as, and convert such Committed Loans into, LIBOR Committed Loans shall terminate.

          (b) The Company shall deliver a Notice of Conversion/Continuation to be received by the Agent not later than 9:00 a.m. (San Francisco time) at least
(i) three Business Days in advance of the Conversion/Continuation Date, if the Committed Loans are to be converted into or continued as LIBOR Committed Loans; and (iii) on the Conversion/Continuation Date, if the Loans are to be converted into Base Rate Committed Loans, specifying:

               (A)  the proposed Conversion/Continuation Date;

               (B) the aggregate amount of Committed Loans to be converted or continued;

               (C) the Type of Committed Loans resulting from the proposed conversion or continuation; and

               (D) other than in the case of conversions into Base Rate Committed Loans, the duration of the requested Interest Period.

          (c) If upon the expiration of any Interest Period applicable to LIBOR Committed Loans, the Company has failed to select timely a new Interest Period to be applicable to such LIBOR Committed Loans, as the case may be, or if any Default or Event of Default then exists, the Company shall be deemed to have elected to convert such LIBOR Committed Loans into Base Rate Committed Loans effective as of the expiration date of such Interest Period.

          (d) The Agent will promptly notify each Bank of its receipt of a Notice of Conversion/Continuation, or, if no timely notice is provided by the Company, the Agent will promptly notify each Bank of the details of any automatic conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Committed Loans held by each Bank with respect to which the notice was given.

          (e) Unless the Majority Banks otherwise consent, during the existence of a Default or Event of Default, the Company may not elect to have a Committed Loan converted into or continued as a LIBOR Committed Loan.

          (f) After giving effect to any conversion or continuation of Committed Loans, unless the Agent shall otherwise consent, there may not be more than eight different Interest

Periods in effect in respect of all Committed Loans and Bid Loans together then outstanding.

     2.5  BID BORROWINGS.  In addition to Committed Borrowings pursuant to
Section 2.3, each Bank severally agrees that the Company may, as set forth in
Section 2.6, from time to time request the Banks prior to the Revolving Termination Date to submit offers to make Bid Loans to the Company; provided, however, that the Banks may, but shall have no obligation to, submit such offers and the Company may, but shall have no obligation to, accept any such offers; and PROVIDED, FURTHER, that at no time shall (a) the outstanding aggregate principal amount of all Bid Loans made by all Banks, plus the outstanding aggregate principal amount of all Committed Loans made by all Banks exceed the combined Commitments; or (b) the number of Interest Periods for Bid Loans then outstanding plus the number of Interest Periods for Committed Loans then outstanding exceed eight. Any Bid Loan made by any Bank shall not reduce such Bank's Commitment hereunder except to the extent of such Bank's Pro Rata Share of such Bid Loan.

     2.6  PROCEDURE FOR BID BORROWINGS.

          (a) When the Company wishes to request the Banks to submit offers to make Bid Loans hereunder, it shall transmit to the Agent by telephone call followed promptly by facsimile transmission a notice in substantially the form of Exhibit G (a "Competitive Bid Request") so as to be received no later than 9:00 a.m. (San Francisco time) (x) four Business Days prior to the date of a proposed Bid Borrowing in the case of a LIBOR Auction, or (y) one Business Day prior to the date of a proposed Bid Borrowing in the case of an Absolute Rate Auction, specifying:

               (i)  the date of such Bid Borrowing, which shall be a Business
     Day;

               (ii) the aggregate amount of such Bid Borrowing, which shall be a minimum amount of $10,000,000 or in multiples of $1,000,000 in excess thereof;

               (iii) whether the Competitive Bids requested are to be for LIBOR Bid Loans or Absolute Rate Bid Loans or both; and

               (iv) the duration of the Interest Period applicable thereto, subject to the provisions of the definition of "Interest Period" herein.

Subject to subsection 2.6(c), the Company may not request Competitive Bids for more than three Interest Periods in a single Competitive Bid Request and may not request Competitive Bids more than once in any period of five Business Days.

          (b) Upon receipt of a Competitive Bid Request, the Agent will promptly send to the Banks by facsimile transmission an Invitation for Competitive Bids, which shall constitute an invitation by the Company to each Bank to submit Competitive Bids offering to make the Bid Loans to which such Competitive Bid Request relates in accordance with this Section 2.6.

          (c) (i) Each Bank may at its discretion submit a Competitive Bid containing an offer or offers to make Bid Loans in response to any Invitation for Competitive Bids. Each Competitive Bid must comply with the requirements of this subsection 2.6(c) and must be submitted to the Agent by facsimile transmission at the Agent's office for notices set forth on the signature pages hereto not later than (1) 6:30 a.m. (San Francisco time) three Business Days prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (2) 6:30 a.m. (San Francisco time) on the proposed date of Borrowing, in the case of an Absolute Rate Auction; provided that Competitive Bids submitted by the Agent (or any Affiliate of the Agent) in the capacity of a Bank may be submitted, and may only be submitted, if the Agent or such Affiliate notifies the Company of the terms of the offer or offers contained therein not later than (A) 6:15 a.m. (San Francisco time) three Business Days prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (B) 6:15 a.m. (San Francisco time) on the proposed date of Borrowing, in the case of an Absolute Rate Auction.

               (ii) Each Competitive Bid shall be in substantially the form of Exhibit H, specifying therein:

               (A)  the proposed date of Borrowing;

               (B) the principal amount of each Bid Loan for which such Competitive Bid is being made, which principal amount (x) may be equal to, greater than or less than the Commitment of the quoting Bank, (y) must be $10,000,000 or in multiples of $1,000,000 in excess thereof, and (z) may not exceed the principal amount of Bid Loans for which Competitive Bids were requested;

               (C) in case the Company elects a LIBOR Auction, the margin above or below LIBOR (the "LIBOR Bid Margin") offered for each such Bid Loan, expressed in multiples of 1/1000th of one basis point to be added to or subtracted from the applicable LIBOR and the Interest Period applicable thereto;

               (D) in case the Company elects an Absolute Rate Auction, the rate of interest per annum expressed in multiples of 1/1000th of one basis point (the "Absolute Rate") offered for each such Bid Loan; and

               (E)  the identity of the quoting Bank.

A Competitive Bid may contain up to three separate offers by the quoting Bank with respect to each Interest Period specified in the related Invitation for Competitive Bids.

               (iii)  Any Competitive Bid shall be disregarded if it:

               (A) is not substantially in conformity with Exhibit H or does not specify all of the information required by subsection (c)(ii) of this Section;

               (B)  contains qualifying, conditional or similar language;

               (C) proposes terms other than or in addition to those set forth in the applicable Invitation for Competitive Bids; or

               (D)  arrives after the time set forth in subsection (c)(i).

          (d) Promptly on receipt and not later than 7:00 a.m. (San Francisco time) three Business Days prior to the proposed date of Borrowing in the case of a LIBOR Auction, or 7:00 a.m. (San Francisco time) on the proposed date of Borrowing, in the case of an Absolute Rate Auction, the Agent will notify the Company of the terms (i) of any Competitive Bid submitted by a Bank that is in accordance with subsection 2.6(c), and (ii) of any Competitive Bid that amends, modifies or is otherwise inconsistent with a previous Competitive Bid submitted by such Bank with respect to the same Competitive Bid Request. Any such subsequent Competitive Bid shall be disregarded by the Agent unless such subsequent Competitive Bid is submitted solely to correct a manifest error in such former Competitive Bid and only if received within the times set forth in subsection 2.6(c). The Agent's notice to the Company shall specify (1) the aggregate principal amount of Bid Loans for which offers have been received for each Interest Period specified in the related Competitive Bid Request; and (2) the respective principal amounts and LIBOR Bid Margins or Absolute Rates, as the case may be, so offered.

Subject only to the provisions of Sections 3.2, 3.5 and 4.2 hereof and the provisions of this subsection (d), any Competitive Bid shall be irrevocable except with the written consent of the Agent given on the written instructions of the Company.

          (e) Not later than 7:30 a.m. (San Francisco time) three Business Days prior to the proposed date of Borrowing, in the case of a LIBOR Auction, or 7:30 a.m. (San Francisco time) on the proposed date of Borrowing, in the case of an Absolute Rate Auction, the Company shall notify the Agent of its acceptance or non-acceptance of the offers so notified to it pursuant to subsection 2.6(d). The Company shall be under no obligation to accept any offer and may choose to reject all offers. In the case of acceptance, such notice shall specify the aggregate principal amount of offers for each Interest Period that is accepted. The Company may accept any Competitive Bid in whole or in part; provided that:

               (i) the aggregate principal amount of each Bid Borrowing may not exceed the applicable amount set forth in the related Competitive Bid Request;

               (ii) the principal amount of each Bid Borrowing must be $10,000,000 or in any multiple of $1,000,000 in excess thereof;

               (iii) acceptance of offers may only be made on the basis of ascending LIBOR Bid Margins or Absolute Rates within each Interest Period, as the case may be; and

               (iv) the Company may not accept any offer that is described in subsection 2.6(c)(iii) or that otherwise fails to comply with the requirements of this Agreement.

          (f) If offers are made by two or more Banks with the same LIBOR Bid Margins or Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which such offers are accepted for the related Interest Period, the principal amount of Bid Loans in respect of which such offers are accepted shall be allocated by the Agent among such Banks as nearly as possible (in such multiples, not less than $1,000,000, as the Agent may deem appropriate) in proportion to the aggregate principal amounts of such offers. Determination by the Agent of the amounts of Bid Loans shall be conclusive in the absence of manifest error.

          (g) (i) The Agent will promptly notify each Bank having submitted a Competitive Bid if its offer has been accepted and, if its offer has been accepted, of the amount of the Bid

Loan or Bid Loans to be made by it on the date of the Bid Borrowing.

               (ii) Each Bank, which has received notice pursuant to subsection 2.6(g)(i) that its Competitive Bid has been accepted, shall make the amounts of such Bid Loans available to the Agent for the account of the Company at the Agent's Payment Office, by 11:00 a.m. (San Francisco time) in the case of Absolute Rate Bid Loans, and by 11:00 a.m. (San Francisco time) in the case of LIBOR Bid Loans, on such date of Bid Borrowing, in funds immediately available to the Agent for the account of the Company at the Agent's Payment Office.

               (iii) Promptly following each Bid Borrowing, the Agent shall notify each Bank of the ranges of bids submitted and the highest and lowest Bids accepted for each Interest Period requested by the Company and the aggregate amount borrowed pursuant to such Bid Borrowing.

               (iv) From time to time, the Company and the Banks shall furnish such information to the Agent as the Agent may request relating to the making of Bid Loans, including the amounts, interest rates, dates of borrowings and maturities thereof, for purposes of the allocation of amounts received from the Company for payment of all amounts owing hereunder.

          (h) If, on or prior to the proposed date of Borrowing, the Commitments have not been terminated and if, on such proposed date of Borrowing all applicable conditions to funding referenced in Sections 3.2, 3.5 and 4.2 hereof are satisfied, the Banks whose offers the Company has accepted will fund each Bid Loan so accepted. Nothing in this Section 2.6 shall be construed as a right of first offer in favor of the Banks or to otherwise limit the ability of the Company to request and accept credit facilities from any Person (including any of the Banks).

     2.7 VOLUNTARY TERMINATION OR REDUCTION OF COMMITMENTS. The Company may, upon not less than four Business Days' prior notice to the Agent, terminate the Commitments, or permanently reduce the Commitments by an aggregate minimum amount of $10,000,000 or any multiple of $1,000,000 in excess thereof; unless, after giving effect thereto and to any prepayments of Committed Loans made on the effective date thereof, the then-outstanding principal amount of the Loans would exceed the amount of the combined Commitments then in effect. Once reduced in accordance with this Section, the Commitments may not be increased. Any reduction of the Commitments shall be applied to each Bank according to its Pro Rata Share. All accrued commitment fees to, but not including the effective date of any reduction or termination of Commitments, shall be paid on the effective date of such reduction or termination.

     2.8  OPTIONAL PREPAYMENTS.

          (a) Subject to Section 3.4, the Company may, at any time or from time to time, upon not less than (i) three Business Days' irrevocable notice to the Agent, ratably prepay LIBOR Committed Loans in whole or in part, in minimum amounts of $5,000,000 or any multiple of $1,000,000 in excess thereof, and (ii) one Business Days' irrevocable notice to the Agent, ratably prepay Base Rate Committed Loans in whole or in part, in minimum amounts of $1,000,000 or any multiple of $1,000,000 in excess thereof. Such notice of prepayment shall specify the date and amount of such prepayment and the Type(s) of Committed Loans to be prepaid. The Agent will promptly notify each Bank of its receipt of any such notice, and of such Bank's Pro Rata Share of such prepayment. If such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount prepaid and any amounts required pursuant to Section 3.4.

          (b) Bid Loans may not be voluntarily prepaid other than with the prior written consent of the applicable Bid Loan Lender.

     2.9 MANDATORY COMMITMENT REDUCTIONS. On each date set forth below, the aggregate Commitments shall, without any further action, automatically and permanently be reduced to the amount set forth opposite such date:

               Date                     Amount
               ----                     ------

          January 1, 1999               $1,400,000,000
          July 1, 1999                  $1,300,000,000
          January 1, 2000               $1,200,000,000
          July 1, 2000                  $1,100,000,000
          January 1, 2001               $  950,000,000
          July 1, 2001                  $  800,000,000
          January 1, 2002               $       -0-

provided, however, that on the Revolving Termination Date, the Commitment Amount shall be zero.

     2.10 REPAYMENT. The Company shall repay to the Banks on the Revolving Termination Date the aggregate principal amount of Loans outstanding on such date. In addition, (i) the Company shall, on each date when any reduction in the aggregate amount of the Commitments shall become effective, make a mandatory payment to the Banks of all Loans equal to the excess, if any, of the aggregate outstanding principal amount of all Loans over the aggregate amount of the Commitments as so reduced, and (ii) the Company shall repay each Bid Loan on the last day of the relevant Interest Period.

     2.11  INTEREST.

          (a) Each Committed Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the LIBOR Rate or the Base Rate, as the case may be (and subject to the Company's right to convert to other Types of Loans under Section 2.4), plus (in the case of LIBOR Loans) the Applicable Margin. Each Bid Loan shall bear interest on the outstanding principal amount thereof from the relevant Borrowing Date at a rate per annum equal to the LIBOR Base Rate plus (or minus) the LIBOR Bid Margin, or at the Absolute Rate, as the case may be.

          (b) Interest on each Loan shall be paid in arrears on each Interest Payment Date. Interest shall also be paid on the date of any prepayment or repayment of Committed Loans under Section 2.8 or 2.10 for the portion of the Loans so prepaid or repaid and upon payment (including prepayment) in full thereof and, during the existence of any Event of Default, interest shall be paid on demand of the Agent at the request or with the consent of the Majority Banks.

          (c) Notwithstanding subsection (a) of this Section, if any amount of principal of or interest on any Loan, or any fees payable hereunder is not paid in full when due (whether at stated maturity, by acceleration, demand or otherwise), the Company agrees to pay interest on such unpaid principal or other amount, from the date such amount becomes due until the date such amount is paid in full, and after as well as before any entry of judgment thereon to the extent permitted by law, payable on demand, at a fluctuating rate per annum equal to the Base Rate plus 2%.

          (d) Anything herein to the contrary notwithstanding, the obligations of the Company to any Bank hereunder shall be subject to the limitation that payments of interest shall not be required for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by such Bank would be contrary to the provisions of any law applicable to such Bank limiting the highest rate of interest that may be lawfully contracted for, charged or received by such Bank, and in such event the Company shall pay such Bank interest at the highest rate permitted by applicable law.

     2.12  FEES.

          (a) ARRANGEMENT, AGENCY FEES. The Company shall pay an arrangement fee to the Arranger for the Arranger's own account, and shall pay an agency fee to the Agent for the Agent's own account, as required by the letter agreement ("Fee Letter") between the Company and the Arranger and Agent, dated August 2, 1996.

          (b) COMMITMENT FEES. Commencing October 31, 1996 (provided that the Closing Date has not then occurred), the Company shall pay to the Agent for the account of each Bank a commitment fee on the full amount of such Bank's Commitment, as such may be reduced or terminated from time to time, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter, equal to (i) 0.125% percent per annum from October 31, 1996 through the earlier of January 3, 1997 or the Closing Date and (ii) 0.25% percent per annum from January 4, 1997 through the Closing Date. The commitment fees provided in this subsection shall accrue at all times after October 31, 1996, including at any time during which one or more conditions in Article IV are not met.

          (c) FACILITY FEES. The Company shall pay to the Agent for the account of each Bank a facility fee on the amount of such Bank's Commitment (whether used or unused, as such may be reduced or terminated from time to time) for the period from and including the Closing Date to but not including the Revolving Termination Date at a rate per annum equal to the applicable amount set forth in the definition of "Applicable Margin" for the facility fee.
Accrued facility fees shall be payable in arrears on the last Business Day of each calendar quarter and on the Revolving Termination Date.

     2.13  COMPUTATION OF FEES AND INTEREST.

          (a) All computations of interest for Base Rate Committed Loans when the Base Rate is determined by BofA's "reference rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.

          (b) Each determination of an interest rate by the Agent shall be presumptive evidence thereof. The Agent will, at the request of the Company or any Bank, deliver to the Company or the Bank, as the case may be, a statement showing the quotations used by the Agent in determining any interest rate.

          (c) If any Reference Bank's Commitment terminates (other than on termination of all the Commitments) or becomes a Defaulting Bank, or for any reason whatsoever the Reference Bank ceases to be a Bank hereunder, that Reference Bank shall thereupon cease to be a Reference Bank, and the LIBOR Base Rate shall be determined on the basis of the rates as notified by the remaining Reference Banks.

          (d) Each Reference Bank shall use its best efforts to furnish quotations of rates to the Agent as contemplated hereby. If any of the Reference Banks fails to supply such rates to the Agent upon its request, the rate of interest shall be determined on the basis of the quotations of the remaining Reference Bank(s).

     2.14  PAYMENTS BY THE COMPANY.

          (a) All payments to be made by the Company shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Company shall be made to the Agent for the account of the Banks at the Agent's Payment Office, and shall be made in dollars and in immediately available funds, no later than 11:00 a.m. (San Francisco time) on the date specified herein. The Agent will promptly distribute to each Bank its Pro Rata Share (or other applicable share as expressly provided herein) of such payment in like funds as received. Any payment received by the Agent later than 11:00 a.m. (San Francisco time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

          (b) Subject to the provisions set forth in the definition of "Interest Period" herein, whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

          (c) Unless the Agent receives notice from the Company prior to the date on which any payment is due to the Banks that the Company will not make such payment in full as and when required, the Agent may assume that the Company has made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent the Company has not made such payment in full to the Agent, each Bank shall repay to the Agent on demand such amount distributed to such Bank, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Bank until the date repaid.

     2.15  PAYMENTS BY THE BANKS TO THE AGENT; ADVANCES TO THE COMPANY.

          (a) Unless the Agent receives notice from a Bank on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least one Business Day prior to the date of such Committed Borrowing for LIBOR Loans and prior to the time of such Borrowing for Base Rate Loans, that such Bank will not make available as and when required hereunder to the Agent for the account of the Company the amount of that Bank's Pro Rata Share of the Committed Borrowing, the Agent may assume that each Bank has made such amount available to the Agent in immediately available funds on the Borrowing Date and the Agent may (but shall not be so required), in reliance upon such assumption, make available to the Company on such date a corresponding amount. If and to the extent any Bank shall not have made its full amount available to the Agent in immediately available funds and the Agent in such circumstances has made available to the Company such amount, that Bank shall on the Business Day following such Borrowing Date make such amount available to the Agent, together with interest at the Federal Funds Rate for each day during such period. A notice of the Agent submitted to any Bank with respect to amounts owing under this subsection
(a) shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Agent shall constitute such Bank's Loan on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to the Agent on the Business Day following the Borrowing Date, the Agent will notify the Company of such failure to fund and, upon demand by the Agent, the Company shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Committed Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Committed Loans comprising such Committed Borrowing.

          (b) The failure of any Bank to make any Committed Loan on any Borrowing Date shall not relieve any other Bank of any obligation hereunder to make a Committed Loan on such Borrowing Date, but no Bank shall be responsible for the failure of any other Bank to make the Committed Loan to be made by such other Bank on any Borrowing Date.

          (c) All advances to the Company made by the Agent or the Banks shall be made to the Company's Designated Deposit Account.

     2.16 SHARING OF PAYMENTS, ETC. If, other than as expressly provided elsewhere herein, any Bank shall obtain on account of the Committed Loans made by it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its Pro Rata Share, such Bank shall immediately (a) notify the Agent of such fact, and (b) purchase from the other Banks such participations in the Committed Loans made by them as shall be necessary to cause such purchasing Bank to share the excess payment pro rata with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Bank, such purchase shall to that extent be rescinded and each other Bank shall repay to the purchasing Bank the purchase price paid therefor, together with an amount equal to such paying Bank's ratable share (according to the proportion of (i) the amount of such paying Bank's required repayment to (ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Company agrees that any Bank so purchasing a participation from another Bank may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 10.11) with respect to such participation as fully as if such Bank were the direct creditor of the Company in the amount of such participation. The Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Banks following any such purchases or repayments. Any Bank having outstanding both Committed Loans and Bid Loans at any time a right of set-off is exercised by such Bank and applying such setoff to the Loans shall apply the proceeds of such set-off first to such Bank's Committed Loans, until its Committed Loans are reduced to zero, and thereafter to its Bid Loans.


                                   ARTICLE III

                     TAXES, YIELD PROTECTION AND ILLEGALITY

     3.1  TAXES.

          (a) Subject to subsection 3.1(e), any and all payments by the Company to each Bank or the Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for any Taxes. In addition, the Company shall pay all Other Taxes.

          (b) Subject to subsection 3.1(e), the Company agrees to indemnify and hold harmless each Bank and the Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by the Bank or the Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date the Bank or the Agent makes written demand therefor.

          (c) If the Company shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Bank or the Agent, then:

               (i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) such Bank or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

               (ii)  the Company shall make such deductions and withholdings;
     and

               (iii) the Company shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law;

provided, that the foregoing obligation of the Company to pay such additional amounts shall not apply

               (A) to any payment to any Bank that is subject to deduction for or withholding for taxes pursuant to the Code, unless, as of the Closing Date or the date it becomes a Bank pursuant to Section 10.8, such Bank is entitled to submit a Form 1001 (relating to such Bank and entitling it to a complete exemption from withholding on all interest to be received by it under this Agreement) or a Form 4224 (relating to all interest to be received by such Bank under this Agreement in respect of the Loans) (and, in that regard, each such Bank shall deliver to the Agent and the Company the documentation required by
          Section 9.10), or

               (B) to any taxes imposed solely by reason of the failure of such Bank to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of such Bank if such compliance is required by statute or regulation of the United States as a precondition to relief or exemption from such Taxes.

          (d) Within 30 days after the date of any payment by the Company of Taxes or Other Taxes, the Company shall furnish the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Agent.

          (e) If the Company is required to pay additional amounts to any Bank or the Agent pursuant to subsection (c) of this Section, then such Bank shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by the Company which may thereafter accrue, if such change in the judgment of such Bank is not otherwise disadvantageous to such Bank.

     3.2  ILLEGALITY.

          (a) If any Bank determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Bank or its applicable Lending Office, to make LIBOR Loans, then, on notice thereof by the Bank to the Company through the Agent, any obligation of that Bank to make LIBOR Loans (including in respect of any LIBOR Bid Loan as to which the Company has accepted such Bank's Competitive Bid, but as to which the Borrowing Date has not arrived) shall be suspended until the Bank notifies the Agent and the Company that the circumstances giving rise to such determination no longer exist.

          (b) If a Bank determines that it is unlawful to maintain any LIBOR Loan, the Company shall, upon its receipt of notice of such fact and demand from such Bank (with a copy to the Agent), prepay in full such LIBOR Loans of that Bank then outstanding, together with interest accrued thereon and amounts required under Section 3.4, either on the last day of the Interest Period thereof, if the Bank may lawfully continue to maintain such LIBOR Loans to such day, or immediately, if the Bank may not lawfully continue to maintain such LIBOR Loan. If the Company is required to so prepay any LIBOR Committed Loan, then concurrently with such prepayment, the Company shall borrow from the affected Bank, in the amount of such repayment, a Base Rate Committed Loan.

          (c) If the obligation of any Bank to make or maintain LIBOR Committed Loans has been so terminated or suspended, the Company may elect, by giving notice to the Bank through the Agent, that all Loans which would otherwise be made by the Bank as LIBOR Committed Loans shall be instead Base Rate Committed Loans.

          (d) Before giving any notice to the Agent under this Section, the affected Bank shall designate a different Lending Office with respect to its LIBOR Loans if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of the Bank, be illegal or otherwise disadvantageous to the Bank.

     3.3  INCREASED COSTS AND REDUCTION OF RETURN.

          (a) If any Bank determines that, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation (other than any change by way of imposition of an increase in reserve requirements for which a Bank is entitled to reserve compensation under the definition of the term "LIBOR Rate") or (ii) the compliance by that Bank with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Bank of agreeing to make or making, funding or maintaining any LIBOR Committed Loans, then the Company shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Agent), pay to the Agent for the account of such Bank, additional amounts as are sufficient to compensate such Bank for such increased costs.

          (b) If any Bank shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by the Bank (or its Lending Office) or any corporation controlling the Bank with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by the Bank or any corporation controlling the Bank and (taking into consideration such Bank's or such corporation's policies with respect to capital adequacy and such Bank's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitment[s], loans, credits or obligations under this Agreement, then, upon demand of such Bank to the Company through the Agent, the Company shall pay to the Bank, from time to time as specified by the Bank, additional amounts sufficient to compensate the Bank for such increase.

     3.4 FUNDING LOSSES. The Company shall reimburse each Bank and hold each Bank harmless from any loss or expense which the Bank may sustain or incur as a consequence of:

          (a) the failure of the Company to make on a timely basis any payment of principal of any LIBOR Loan;

          (b) (i) the failure of the Company to borrow, continue or convert a Committed Loan after the Company has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/Continuation; or (ii) the failure of the Company to borrow a LIBOR Bid Loan after it has accepted a Competitive Bid with respect thereto pursuant to subsection 2.6(e);

          (c) the failure of the Company to make any prepayment of any Committed Loan in accordance with any notice delivered under Section 2.8;

          (d) the prepayment or repayment (including pursuant to Section 2.8 or 2.10) or other payment (including after acceleration thereof) of any LIBOR Loan or Absolute Rate Bid Loan on a day that is not the last day of the relevant Interest Period; or

          (e) the automatic conversion under Section 2.4 of any LIBOR Committed Loan to a Base Rate Committed Loan on a day that is not the last day of the relevant Interest Period;

including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its LIBOR Loans or from fees payable to terminate the deposits from which such funds were obtained. For purposes of any determination under Section 3.2 or calculating amounts payable by the Company to the Banks under this Section and under subsection 3.3(a), each LIBOR Loan made by a Bank (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the LIBOR Base Rate used in determining the LIBOR Base Rate for such LIBOR Loan by a matching deposit or other borrowing in the interbank eurodollar market for a comparable amount and for a comparable period, whether or not such LIBOR Loan is in fact so funded.

     3.5 INABILITY TO DETERMINE RATES. If any Reference Bank determines that for any reason adequate and reasonable means do not exist for determining the LIBOR Base Rate for any requested Interest Period with respect to a proposed LIBOR Loan, or that the LIBOR Base Rate applicable pursuant to subsection 2.11(a) for any requested Interest Period with respect to a proposed LIBOR Loan does not adequately and fairly reflect the cost to such Bank of funding such Loan, the Agent will promptly so notify the

Company and each Bank. Thereafter, the obligation of the Banks to make or maintain LIBOR Loans hereunder shall be suspended until the Agent upon the instruction of the Majority Banks revokes such notice in writing. Upon receipt of such notice, the Company may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by it. If the Company does not revoke such Notice, the Banks shall make, convert or continue the Committed Loans, as proposed by the Company, in the amount specified in the applicable notice submitted by the Company, but such Committed Loans shall be made, converted or continued as Base Rate Committed Loans instead of LIBOR Committed Loans, as the case may be.

     3.6 CERTIFICATES OF BANKS. Any Bank claiming reimbursement or compensation under this Article III shall deliver to the Company (with a copy to the Agent) a certificate setting forth in reasonable detail the amount payable to the Bank hereunder and such certificate shall be presumptive evidence thereof.

     3.7 SUBSTITUTION OF BANKS. If (i) the obligation of any Bank to make or maintain LIBOR Loans has been suspended pursuant to Section 3.2, (ii) any Bank has demanded compensation under Section 3.1 or 3.3, or (iii) any Bank shall be a Defaulting Bank, the Company shall have the right to replace such Bank (the "Replaced Bank") with one or more other Eligible Assignee(s) (collectively, the "Replacement Bank") reasonably acceptable to the Agent by execution of an Assignment and Acceptance as provided in Section 10.8(a), subject to the payment to the Replaced Bank of all amounts then owing to it hereunder.

     3.8 PRESENTATION OF CLAIMS; SURVIVAL. Each Bank will promptly notify the Company and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this
Article III (each, a "Trigger Event"). Notwithstanding any other provision of this Article III, no Bank shall be entitled to any compensation pursuant to this
Article in respect of any Trigger Event (i) for any period of time in excess of 6 months prior to such notice or (ii) for any period of time prior to such notice if such Bank shall not have given such notice within 6 months of the date on which such Trigger Event shall have been enacted, promulgated, adopted or issued in definitive or final form unless such Trigger Event is retroactive.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

     4.1 CONDITIONS OF INITIAL LOANS. The obligation of each Bank to make its initial Committed Loan hereunder, and to receive through the Agent the initial Competitive Bid Request, is subject to the condition that the Agent has received on or before the initial borrowing date all of the following, in form and substance satisfactory to the Agent and each Bank, and in sufficient copies for each Bank:

          (a) CREDIT AGREEMENT AND NOTES. This Agreement and the Notes executed by each party thereto;

          (b)  RESOLUTIONS; INCUMBENCY.

               (i) Copies of the resolutions of the board of directors of the Company and each other Obligor that may become party to a Loan Document authorizing the transactions contemplated hereby, certified as of the Closing Date by the Secretary or an Assistant Secretary of such Person; and

               (ii) A certificate of the Secretary or Assistant Secretary of the Company, and each other Obligor that may become party to a Loan Document, certifying the names and true signatures of the officers of the Company or such Obligor authorized to execute, deliver and perform, as applicable, this Agreement, and all other Loan Documents to be delivered by it hereunder;

          (c) ORGANIZATION DOCUMENTS; GOOD STANDING. Each of the following documents:

               (i) the articles or certificate of incorporation and the bylaws of the Company and each other Obligor party to any Loan Document as in effect on the Closing Date, certified by the Secretary or Assistant Secretary of the Company or such Obligor as of the Closing Date; and

               (ii) a good standing and tax good standing certificate for the Company and each other Obligor party to any Loan Document from the Secretary of State (or similar, applicable Governmental Authority) of its state of incorporation and each state where the Company or such other Obligor is qualified to do business as a foreign corporation, as of a recent date, together with a bring-down certificate by facsimile, dated the Closing Date;

          (d) LEGAL OPINION. Opinions of Konowiecki & Rank, Cooley Godward LLP and/or other counsel of the Company, PacifiCare and FHP reasonably acceptable to the Agent, addressed to the Agent and the Banks, substantially in the form of Exhibit D;

          (e) PAYMENT OF FEES. Evidence of payment by the Company of all accrued and unpaid fees, costs and expenses to the extent then due and payable on the Closing Date, together with Attorney Costs of BofA to the extent invoiced prior to or on the Closing Date, plus such additional amounts of Attorney Costs as shall constitute BofA's reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude final settling of accounts between the Company and
BofA); including any such costs, fees and expenses arising under or referenced in Sections 2.12 and 10.4;

          (f) CERTIFICATE. A certificate signed by a Responsible Officer, dated as of the Closing Date, stating that:

               (i) the representations and warranties contained in Article V are true and correct on and as of such date, both before and after giving effect to the FHP Acquisition, as though made on and as of such date, except to the extent such representations expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date;

               (ii) no Default or Event of Default exists or would result from the initial Borrowing; and

               (iii) there has occurred no event or circumstance that has resulted or is reasonably likely to result in a Pre-Closing Material Adverse Effect;

          (g) FINANCIAL STATEMENTS AND PROJECTIONS. Audited financial statements of FHP and its Subsidiaries dated as of June 30, 1996; unaudited financial statements of PacifiCare and its Subsidiaries as of June 30, 1996; unaudited financial statements of the Company and its Subsidiaries prepared on a Combined Basis as of the Closing Date; and projections of the Company (including projected financial statements giving effect to the FHP Acquisition on a Combined Basis for years 1996 through 2001);

          (h) FHP ACQUISITION AND FHP ACQUISITION DOCUMENTS. A certificate signed by a Responsible Officer, dated as of the Closing Date, stating that:
(i) the conditions precedent to the FHP Acquisition have been satisfied without waiver or forbearance; (ii) the representations and warranties of the Company and PacifiCare set forth in the FHP Acquisition Documents are true and correct in all material respects as of the date made; (iii) FHP has certified to PacifiCare and the Company that its representations and warranties set forth in the FHP Acquisition Documents are true and correct in all material respects as of August 4, 1996; (iv) the FHP Acquisition Documents have not been amended in any material respect; (v) attached thereto are true and complete copies of the definitive FHP Acquisition Documents; and (vi) the Company has given irrevocable instructions to its counsel to file all necessary merger certificates in order to consummate the FHP Acquisition.

          (i) LITIGATION. Such evidence as the Agent shall require that (i) there exists no material litigation in which any Governmental Authority is a party challenging or seeking to restrain or prohibit the consummation of the FHP Acquisition and other transactions contemplated by the FHP Acquisition Documents, the making of the Loans by the Banks or the performance of the Obligations, (ii) there exists no judgment, order, injunction, or other restraint of a Governmental Authority prohibiting the consummation of the FHP Acquisition and other transactions contemplated by the FHP Acquisition Documents, the making of the Loans by the Banks or the performance of the Obligations, and (iii) there exists no other litigation that is reasonably likely to result in a Pre-Closing Material Adverse Effect (A) challenging or seeking to restrain or prohibit the consummation of the FHP Acquisition, (B) relating to the FHP Acquisition and seeking to obtain from the Company, PacifiCare or any of PacifiCare's Subsidiaries any damages that may be material to the Company or PacifiCare, (C) seeking to prohibit or limit in any material respect the Company's ability to vote or receive dividends with respect to the stock of the Obligors, or (D) which would affect adversely the right of the Company, any Obligor or any of their Subsidiaries to own the assets or operate the business of the Obligors or any of their Subsidiaries;

          (j) TERMINATION OF EXISTING CREDIT FACILITIES. Such evidence as the Agent shall require that PacifiCare's and FHP's existing revolving credit facilities have been terminated and all Indebtedness outstanding thereunder has been paid in full (including, to the extent necessary, from proceeds of the initial Borrowing); and all Liens securing payment of any such Indebtedness have been released and the Agent shall have received all Uniform Commercial Code termination statements or other instruments as may be suitable or appropriate in connection therewith;

          (k)  GUARANTEES.  The Guarantees, executed by each of the Guarantors;
and

          (l) OTHER DOCUMENTS. Such other approvals, opinions, documents or materials as the Agent may reasonably request.

     4.2 CONDITIONS TO ALL BORROWINGS. The obligation of each Bank to make any Committed Loan to be made by it, and the obligation of any Bank to make any Bid Loan as to which the Company has accepted the relevant Competitive Bid (including its initial Loan), is subject to the satisfaction of the following conditions precedent on the relevant Borrowing Date:

          (a) NOTICE OF BORROWING. As to any Committed Loan, the Agent shall have received (with, in the case of the initial Loan only, a copy for each Bank) a Notice of Borrowing;

          (b) CONTINUATION OF REPRESENTATIONS AND WARRANTIES. The representations and warranties in Article V shall be true and correct on and as of such Borrowing Date with the same effect as if made on and as of such Borrowing Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date); and

          (c) NO EXISTING DEFAULT. No Default or Event of Default shall exist or shall result from such Borrowing.

Each Notice of Borrowing and Competitive Bid Request submitted by the Company hereunder shall constitute a representation and warranty by the Company hereunder, as of the date of each such notice or request and as of each Borrowing Date, that the conditions in Section 4.2 are satisfied.


                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

     The Company represents and warrants to the Agent and each Bank that:

     5.1 CORPORATE EXISTENCE AND POWER. Each of the Company and its Material Subsidiaries (including the Guarantors):

          (a) is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;

          (b) has the power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and to execute, deliver, and perform its obligations under the Loan Documents;

          (c) is duly qualified as a foreign entity and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license; and

          (d) is in compliance with all Requirements of Law; except, in each case referred to in clause (c) or clause (d), to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

     5.2 CORPORATE AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by the Company and each other Obligor of this Agreement and each other Loan Document to which such Person is party, have been duly authorized by all necessary corporate action, and do not and will not:

          (a)  contravene the terms of any of that Person's Organization
Documents;

          (b) conflict with in any material respect or result in any material breach or contravention of, or the creation of any Lien under, any document evidencing any material Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject; or

          (c)  violate any material Requirement of Law.

     5.3 GOVERNMENTAL AUTHORIZATION. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, (i) the Company of this Agreement or any other Loan Document other than that which has been obtained and (ii) from and after the Closing Date, any other Obligor of this Agreement or any other Loan Document, other than that which has been obtained. As of the Closing Date, no material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required for the consummation of the FHP Acquisition, other than that which has been obtained.

     5.4 BINDING EFFECT. This Agreement and each other Loan Document to which the Company or any other Obligor is a party constitute the legal, valid and binding obligations of such Person, enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

     5.5 LITIGATION. Except as specifically disclosed in Schedule 5.5, there are no actions, suits, proceedings, claims or disputes pending, or to the best knowledge of the Company, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against the Company or its Subsidiaries or any of their respective properties which:

          (a) purport to affect this Agreement or any other Loan Document, or any of the transactions contemplated hereby or thereby in any material respect; or

          (b) if determined adversely to the Company or its Subsidiaries, is reasonably likely to have a Material Adverse Effect. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Loan Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

     5.6 NO DEFAULT. No Default or Event of Default exists or would result from the incurring of any Obligations by the Company or any other Obligor. As of the Closing Date, neither the Company nor any Subsidiary is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, is reasonably likely to have a Material Adverse Effect, or that would, if such default had occurred after the Closing Date, create an Event of Default under subsection 8.1(e).

     5.7  ERISA COMPLIANCE.

          (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law, except where such noncompliance is not reasonably likely to result in a material liability. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS (or a timely filing for such a letter has been or will be submitted to the IRS) and to the best knowledge of the Company, nothing has occurred which is reasonably likely to cause the loss of such qualification. No application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

          (b) There are no pending or, to the best knowledge of Company, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or is reasonably likely to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or is reasonably likely to result in a Material Adverse Effect.

          (c) (i) No ERISA Event has occurred which is reasonably likely to result in material liability; (ii) no Pension Plan has any Unfunded Pension Liability in excess of $5,000,000; (iii) neither the Company nor any ERISA Affiliate has incurred, or is reasonably likely to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA) and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA; (iv) neither the Company nor any ERISA Affiliate has incurred any material liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and
(v) neither the Company nor any ERISA Affiliate has engaged in a transaction within the meaning of Section 4069 or 4212(c) of ERISA.

     5.8 USE OF PROCEEDS; MARGIN REGULATIONS. The proceeds of the Loans are to be used solely for the purposes set forth in and permitted by Section 6.7 and
Section 7.6. Neither the Company nor any Subsidiary is generally engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

     5.9 TITLE TO PROPERTIES. The Company and each Subsidiary have good record and marketable title in fee simple to, or valid leasehold interests in, all real Property necessary or used in the ordinary conduct of their respective businesses, except for such defects in title as could not, individually or in the aggregate, have a Material Adverse Effect. As of the Closing Date, the property of the Company and its Subsidiaries is subject to no Liens, other than Permitted Liens.

     5.10 TAXES. The Company and its Subsidiaries have filed all Federal and other material tax returns and reports required to be filed, and have paid all Federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against the Company or any Subsidiary that would, if made, have a Material Adverse Effect.

     5.11  FINANCIAL CONDITION.

          (a) Each of the (1) audited consolidated financial statements of PacifiCare and its Subsidiaries dated September 30, 1995, and the related consolidated statements of income or operations, shareholders' equity and cash flows for the fiscal year ended on that date; (2) audited consolidated financial statements of FHP and its Subsidiaries dated June 30, 1996, and the related consolidated statements of income or operations, shareholders' equity and cash flows for the fiscal year ended on that date; (3) unaudited consolidated financial statements of PacifiCare and its Subsidiaries dated June 30, 1996, and the related consolidated statements of income or operations, shareholders' equity and cash flows for the fiscal quarter and nine months on that date; (4) unaudited pro forma condensed consolidated financial statements of the Company and its Subsidiaries for the nine months ended June 30, 1996, and the related consolidated statements of income for the nine months ended on that date; and
(5) unaudited pro forma condensed consolidated financial statements of the Company and its Subsidiaries for the fiscal year ended September 30, 1995 and the related consolidated statements of income for the fiscal year ended on that date:

               (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, subject, in the case of (3), (4) and (5) above, to normal year end audit adjustments;

               (ii) fairly present the financial condition of FHP and its Subsidiaries, PacifiCare and its Subsidiaries and the Company and its Subsidiaries as of the dates thereof and results of operations for the period covered thereby; and

               (iii) except as specifically disclosed in their Form 10-Ks and 10-Qs filed with the Securities and Exchange Commission, show all material indebtedness and other liabilities, direct or contingent, to the extent required by GAAP, of FHP and its Subsidiaries and the Company and its Consolidated Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Contingent Obligations to the extent required by GAAP.

          (b) As of the date hereof and as of the Closing Date, there has been no Pre-Closing Material Adverse Effect.

          (c) Since the date of the most recent audited financial statements delivered to the Agent prior to the Closing Date, no Material Adverse Effect has occurred.

     5.12 ENVIRONMENTAL MATTERS. The Company conducts in the ordinary course of business a review of the effect of existing Environmental Laws and existing Environmental Claims on its business, operations and properties, and as a result thereof the Company has reasonably concluded that, except as specifically disclosed in Schedule 5.12, such Environmental Laws and Environmental Claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     5.13 REGULATED ENTITIES. None of the Company, any Person controlling the Company, or any Material Subsidiary (including the Guarantors), is an "Investment Company" within the meaning of the Investment Company Act of 1940. Neither the Company nor any Subsidiary (including the Guarantors) is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.

     5.14 NO BURDENSOME RESTRICTIONS. Neither the Company nor any Material Subsidiary is a party to or bound by any Contractual Obligation, or subject to any restriction in any Organization Document, or any Requirement of Law, which is reasonably likely to have a Material Adverse Effect.

     5.15 COPYRIGHTS, PATENTS, TRADEMARKS AND LICENSES, ETC. The Company or its Subsidiaries own or are licensed or otherwise have the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and other rights that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person.

     5.16 SUBSIDIARIES. As of the date hereof, PacifiCare has no Material Subsidiaries other than those disclosed in part (a) of Schedule 5.16 hereto and has no equity investments in excess of $5,000,000 in any other corporation or entity other than those specifically disclosed in part (b) of Schedule 5.16. As of the Closing Date, the Company will have no Material Subsidiaries other than those disclosed in part (a) of an updated Schedule 5.16 and will have no equity investment in excess of $5,000,000 in any other corporation or entity other than those specifically disclosed in part (b) of an updated Schedule 5.16, which updated Schedule 5.16 shall be delivered to the Agent, and approved by the Agent, prior to the Closing Date.

     5.17 INSURANCE. Except as specifically disclosed in Schedule 5.17, the properties of the Company and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Company, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Company or such Subsidiary operates.

     5.18 SWAP OBLIGATIONS. Neither the Company nor any of its Subsidiaries has incurred any outstanding obligations under any Swap Contracts, other than Permitted Swap Obligations.

     5.19 FULL DISCLOSURE. Notwithstanding the penultimate paragraph of Exhibit L, none of the representations or warranties made by the Company or any other Obligor in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of the Company or PacifiCare in connection with the Loan Documents (including the offering and disclosure materials delivered by or on behalf of the Company or PacifiCare to the Banks prior to the Closing Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered; PROVIDED that although any projections and forecasts delivered by the Company and its Subsidiaries reflect the Company's good faith projections based upon methods and data the Company believes to be reasonable and accurate, no representations or warranties are made with respect to the accuracy thereof.

     5.20  FHP ACQUISITION AND FHP ACQUISITION DOCUMENTS.

          (a) As of the Closing Date, consummation of the FHP Acquisition by the Company, PacifiCare and FHP has not and will not:

               (i) contravene the terms of any of that Person's Organization Documents;

               (ii) conflict with in any material respect or result in any material breach or contravention of, or the creation of any Lien under, any document evidencing any material Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject; or

               (iii)  violate any material Requirement of Law.

          (b) The FHP Acquisition Documents constitute the legal, valid and binding obligations of the Company and PacifiCare, and, to the best of the Company's knowledge as of the Closing Date, FHP, enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.


                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

     So long as any Bank shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, unless the Majority Banks waive compliance in writing:

     6.1 FINANCIAL STATEMENTS, NOTICES, ETC. The Company shall deliver to the Agent, in form and detail satisfactory to the Agent and the Majority Banks:

          (a) as soon as available and in any event within 50 days after the end of each fiscal quarter of the Company, (i) consolidated statements of income and retained earnings of the Company and its Consolidated Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, (ii) consolidated cash flow statement from the beginning of the respective fiscal year to the end of such period and (iii) the related consolidated balance sheet of the Company and its Consolidated Subsidiaries as at the end of such period, setting forth in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, accompanied by a certificate of a Responsible Officer of the Company, which certificate shall state that those financial statements fairly present the consolidated financial condition and results of operations of the Company and its Consolidated Subsidiaries in accordance with generally accepted accounting principles then in effect, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments);

          (b) as soon as available and in any event within 95 days after the end of each fiscal year of the Company, consolidated statements of income, retained earnings and cash flow of the Company and its Consolidated Subsidiaries for such fiscal year and the related consolidated balance sheet of the Company and its Consolidated Subsidiaries as at the end of such fiscal year, setting forth in comparative form the corresponding figures for the preceding fiscal year, and accompanied by an opinion of independent certified public accountants of recognized national standing, which opinion shall state that those financial statements fairly present the consolidated financial condition and results of operations of the Company and its Consolidated Subsidiaries as at the end of, and for, such fiscal year in accordance with generally accepted accounting principles then in effect, consistently applied, and a certificate of such accountants stating that, in making the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, of any Default;

          (c) prior to the Closing Date, as soon as available and in any event within 95 days after the end of the 1996 fiscal year of PacifiCare, consolidated statements of income, retained earnings and cash flow of PacifiCare and its Consolidated Subsidiaries for such fiscal year and the related consolidated balance sheet of PacifiCare and its Consolidated Subsidiaries as at the end of such fiscal year, setting forth in comparative form the corresponding figures for the preceding fiscal year, and accompanied by an opinion of independent certified public accountants of recognized national standing, which opinion shall state that those financial statements fairly present the consolidated financial condition and results of operations of PacifiCare and its Consolidated Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP, consistently applied;

          (d) as soon as received, and in any event within 30 days of receipt of the same by the Company or any of its Subsidiaries, a copy of the annual management letter and any other final comment letter submitted by such accountants to the management of the Company or any Subsidiary in connection with such audit;

          (e) promptly upon their becoming available, but in no case more than five Business Days after their filing, copies of all registration statements, regular periodic reports, and any other material filing (other than preliminary materials filed on a confidential basis) if any, which the Company or any Subsidiary shall have filed with the SEC or any national securities exchange;

          (f) promptly upon (but in no case more than five Business Days after) their being mailed or provided to the shareholders of the Company, copies of all financial statements, reports, notices and proxy statements so mailed or provided;

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

          (g) as soon as possible, and in any event within ten days after the Company knows or has reason to know of the same, a certificate signed by a Responsible Officer of the Company setting forth details respecting any of the following:

               (i) the occurrence of any Reportable Event with respect to any Pension Plan (PROVIDED that a failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, including the failure to make on or before its due date a required installment under Section 412(m) of the Code or Section 302(e) of ERISA, shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the Code) and in addition to such event, deliver to the Agent a certificate of an executive officer setting forth details as to such Reportable Event of the action that the Company or ERISA Affiliate proposes to take with respect thereto, together, with a copy of any notice of such Reportable Event that may be required to be filed with the PBGC; and any request for a waiver under Section 412(d) of the Code for any Plan;

               (ii) the institution of proceedings or the taking of other action by the PBGC or the Company or an ERISA Affiliate to terminate, withdraw or partially withdraw from any Pension Plan or Multi-Employer Plan and with respect to a Multi-Employer Plan, the reorganization or insolvency of the Plan and in addition to such notice, deliver to the Agent: any notice delivered by the PBGC evidencing its intent to institute such proceedings or any notice filed with or given to the PBGC that such Plan is to be terminated, as the case may be;

               (iii) the institution of a proceeding by a fiduciary of any Multiemployer Plan against the Company or any ERISA Affiliate to enforce
     Section 515 of ERISA, which proceeding is not dismissed within 30 days; and

               (iv) the adoption of an amendment to any Pension Plan that, pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if the Company or an ERISA Affiliate fails to timely provide security to the Pension Plan in accordance with the provisions of those Sections;

          (h) promptly (but in no case more than five Business Days) following the receipt of the same, a copy of each notice relating to the loss or threatened loss by the Company or any Material HMO Subsidiary of any operating permit, license or certification by any HMO Regulator;

          (i) promptly (but in no case more than five Business Days) following the receipt of the same, all correspondence received by the Company or any Subsidiary from an HMO Regulator which asserts that the Company or any Material HMO Subsidiary is not in substantial compliance with any HMO Regulation or which threatens the taking of any material action against the Company or any Material Subsidiary under any HMO Regulation;

          (j) promptly after the Company knows or has reason to believe that any Default has occurred, a notice of such Default describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that the Company has taken or proposes to take with respect to such Default;

          (k) promptly (but in no case more than five Business Days) after the Company receives unsecured long-term debt ratings by S&P and Moody's, a notice of such ratings, and thereafter, promptly (but in no case more than five Business Days) after any change in such ratings, a notice of such change;

          (l) from time to time upon receipt of a reasonable request by the Agent or any Bank specifying in reasonable detail the types of documents to be provided, copies of any and all statements, audits, studies or reports submitted by or on behalf of the Company or any Material HMO Subsidiary to any HMO Regulator and other information regarding the financial condition, operations, business or prospects of the Company or any of its Material Subsidiaries (including with respect to any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA);

          (m) promptly, such additional information regarding the business, financial or corporate affairs of the Company or any Material Subsidiary as the Agent, at the request of any Bank, may from time to time request; and

          (n) promptly, a notice of any matter that has resulted or is reasonably likely to result in a Material Adverse Effect, including breach or non-performance of, or any default under, a Contractual Obligation of the Company or any Subsidiary that has resulted or is reasonably likely to result in a Material Adverse Effect.

The Company will furnish to the Agent and each Bank, at the time it furnishes each set of financial statements pursuant to paragraph (a) or (b) above, a Compliance Certificate executed by a Responsible Officer of the Company.

     6.2 LITIGATION. The Company will promptly give to each Bank notice of all legal, arbitral or investigatory proceedings, and of all proceedings by or before any Governmental Authority, and any material development in respect of any such proceedings, affecting the Company or any of its Subsidiaries, except proceedings which, if adversely determined, would not be reasonably likely to have a Material Adverse Effect.

     6.3 EXISTENCE, ETC. The Company will, and will cause each of its Material Subsidiaries to:

          (a) preserve and maintain its legal existence and all of its material rights, privileges, licenses and franchises, including all licenses and certifications required pursuant to any HMO Regulation, all certification and authorization necessary to ensure that each of the Material Subsidiaries is eligible for all reimbursements available under the HMO Regulations to the extent applicable to HMOs of their type (except where the failure to maintain the same would not have a Material Adverse Effect), and all material licenses, permits, authorization and qualifications required under the HMO Regulations in connection with the ownership or operation of HMOs (PROVIDED that nothing in this Section 6.3 shall prohibit any transaction expressly permitted under
Section 7.1);

          (b) comply with the requirements of all applicable Requirements of Law including all HMO Regulations, if failure to comply with such requirements is reasonably likely to have a Material Adverse Effect;

          (c) pay and discharge all taxes, assessments and, governmental charges or levies imposed on it or on its income or profits or on any of its Properties prior to the date on which penalties attach except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained;

          (d) keep adequate records and books of account, in which complete entries will be made in accordance with GAAP, consistently applied;

          (e) upon reasonable notice permit representatives of any Bank or the Agent, and their accountants, during normal business hours, to examine, copy and make extracts from its books and records, to inspect any of its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by such Bank or the Agent (as the case may be); and

          (f) complete, and provide within 95 days after the end of each fiscal year of the Company to representatives of the Agent and each Bank the opportunity to discuss, a projected annual budget prepared by the Company and adopted by its Board of Directors for the current fiscal year.

     6.4 INSURANCE. The Company will, and will cause each of its Subsidiaries to, keep insured by financially sound and reputable insurers all Property of a character usually insured by corporations engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such corporations and carry such other insurance as is usually carried by such corporations, including general liability and malpractice insurance and reinsurance for medical claims.

     6.5 COMPLIANCE WITH ERISA. The Company shall, and shall cause each of its ERISA Affiliates to: (a) maintain each Pension Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (b) cause each Pension Plan which is qualified under
Section 401(a) of the Code to maintain such qualification; and (c) make all required contributions to any Pension Plan subject to Section 412 of the Code, except where failure to make such contributions is not reasonably likely to result in a material liability.

     6.6 ENVIRONMENTAL LAWS. The Company shall, and shall cause each Subsidiary to, conduct its operations and keep and maintain its property in compliance with all Environmental Laws.

     6.7 USE OF PROCEEDS. The Company shall use the proceeds of the Loans (i) first, to consummate the FHP Acquisition and thereafter (ii) to refinance the existing credit facilities of Pacificare and FHP, (iii) for working capital purposes not in contravention of any Requirement of Law or of any Loan Document and (iv) for other general corporate purposes.

     6.8  CERTAIN OBLIGATIONS RESPECTING SUBSIDIARIES.

          (a) Except as otherwise provided in this Agreement, the Company will, and will cause each of its Subsidiaries to, take such action from time to time as shall be necessary to ensure that the Company or one of its Material Subsidiaries at all times owns free and clear of any lien, charge, or encumbrance at least the same percentage of the issued and outstanding shares of each class of stock of, and enjoys the same degree of voting control over, each of its Material Subsidiaries as it owned or enjoyed on the Closing Date or as was acquired in any Acquisition or merger.

          (b) Except as otherwise permitted by this Agreement, the Company will not nor permit any of its Subsidiaries to, enter into, after the Closing Date, any indenture, agreement, instrument or other arrangement (other than pursuant to any Loan Document) that, directly or indirectly, prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon, the incurrence or payment of Indebtedness, the granting of Liens or the sale, assignment, transfer or other disposition of Property.


                                   ARTICLE VII

                               NEGATIVE COVENANTS

     From and after the Closing Date, so long as any Bank shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, unless the Majority Banks waive compliance in writing:


     7.1 CONSOLIDATION, MERGER OR SALE. The Company will not, nor will it permit any of its Subsidiaries to, consolidate with, or merge into, any other corporation or sell all or any substantial part of its assets or permit any other corporation to merge into the Company or any of its Subsidiaries or make any Acquisition; except:

          (a) the Company or any of its Subsidiaries may make an Approved Acquisition; PROVIDED that in the case of an Approved Acquisition wherein the aggregate value of the cash, stock or other consideration (including Indebtedness assumed by the Company or its Subsidiaries in connection therewith) exceeds or is expected to exceed $150,000,000 (i) the Company shall deliver to the Agent: (A) a written description of such Acquisition; and (B) if requested by the Agent, copies of all agreements and Governmental Approvals relating to such Acquisition and evidence, that such Acquisition is an Approved Acquisition; and (ii) the Company shall calculate and deliver to the Agent prior to the consummation of such Acquisition, the covenants set forth in Section 7.10 showing compliance therewith on a pro forma basis as though such Acquisition had been consummated on the first day of the fourth fiscal quarter immediately prior to the date of determination;

          (b) the Company or any Subsidiary of the Company may merge or consolidate with or into another Person in an Approved Merger; PROVIDED that in the case of a merger or consolidation wherein the value of the cash, stock or other consideration (including Indebtedness assumed by the Company or its

Subsidiaries in connection therewith) exchanged exceeds or is expected to exceed $150,000,000, (i) the Company shall deliver to the Agent: (A) a written description of such merger or consolidation; and (B) if requested by the Agent, copies of all agreements and Governmental Approvals relating to such merger or consolidation and evidence that such merger or consolidation is an Approved Merger; and (ii) the Company shall calculate and deliver to the Agent prior to the consummation of such merger or consolidation, the covenants set forth in
Section 7.10 showing compliance therewith on a pro forma basis as though such merger or consolidation had been consummated on the first day of the fourth fiscal quarter immediately prior to the date of determination;

          (c) any Subsidiary of the Company may be merged or consolidated with or into or may sell all or any of its assets to: (i) the Company if the Company shall be the continuing or surviving corporation or (ii) any Wholly Owned Subsidiary of the Company; PROVIDED that if any such transaction shall be between a Subsidiary and a Wholly Owned Subsidiary, the Wholly Owned Subsidiary shall be the continuing or surviving corporation;

          (d) the Company may discontinue any operation which it believes to be no longer in the best interest of the Company and its Subsidiaries taken as a whole, PROVIDED that the Company shall not discontinue a Material Subsidiary;

          (e) in addition to the dispositions identified on Schedule 7.1(e), the Company or any of its Subsidiaries may sell upon usual financial terms the assets of, the capital stock of, or an interest in any present or future Subsidiary so long as the net proceeds of any one or series of transactions in any four fiscal quarter period does not exceed five percent of the consolidated total assets of the Company; and

          (f) the Company and its Subsidiaries may consummate the mergers and acquisitions contemplated in the FHP Acquisition Documents.

PROVIDED, HOWEVER, in actions consummated pursuant to clauses (c), (d), or (e),
(A) the representations and warranties made by the Company in Article V shall be true and complete on and as of the date of such action after giving effect thereto with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and (B) no Default or Event of Default shall then be continuing or, after giving effect to such action, would result from such action; PROVIDED, FURTHER, that this Agreement shall not be deemed to restrict the Company, in attempting to make an Approved

Acquisition or engage in an Approved Merger, from making one or more offers for a target person and/or engaging in negotiations with a target person prior to the acceptance of the final terms of such Approved Acquisition or Approved Merger by the board of directors of such target Person.

     7.2 LIMITATION ON LIENS. The Company will not, nor will it permit any of its Material Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, except ("Permitted Liens"):

          (a)  Liens in existence on the Closing Date and listed in SCHEDULE
7.2;

          (b) Liens imposed by any Governmental Authority for taxes, assessments or charges not yet due or which are being contested in good faith and by appropriate proceedings if, unless the amount of such Lien is not material with respect to it or its financial condition, adequate reserves with respect to such Lien are maintained on the books of the Company or the affected Subsidiaries, as the case may be, in accordance with GAAP;

          (c) carriers', mechanics', warehousemen's, artisans', service, suppliers', depositories', or other like Liens arising in the ordinary course of business: (i) which are not overdue for a period of more than 45 days and which are not in danger of imminent foreclosure, or (ii) which are being contested in good faith and by appropriate proceedings and Liens securing judgments but only to the extent, for an amount and for a period not resulting in an Event of Default under subsections 8.1(i);

          (d) pledges or deposits in respect of workers' compensation, unemployment insurance and other social security legislation and deposits securing liabilities to insurance carriers under insurance or self-insurance arrangements;

          (e) deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

          (f) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of Property or minor imperfections in title which, in the aggregate, are not material in amount, and which do not in any case materially detract from the value of the Property subject to such Lien or interfere with the ordinary conduct of the business of the Company or any of its Subsidiaries,

          (g) Liens on Property of any corporation, partnership or other entity which becomes a Subsidiary of the Company after the Closing Date, PROVIDED that such Liens are in existence at the time such entity becomes a Subsidiary of the Company and were not created in anticipation of such event;

          (h) Liens (i) upon real or tangible personal Property acquired after the Closing Date (by purchase, construction or otherwise) by the Company or any of its Subsidiaries, each of which Liens existed on such Property before the time of its acquisition and was not created in anticipation of such event and
(ii) upon real Property acquired after the Closing Date (by purchase, construction or otherwise) by the Company or any of its Subsidiaries, each of which Liens was created solely for the purpose of securing Indebtedness representing, or incurred to finance, refinance or refund, the cost (including the cost of construction) of such Property; PROVIDED in each case that no such Lien shall extend to or cover any Property of the Company or such Subsidiary other than the Property so acquired and improvements on such Property; and PROVIDED, FURTHER, in each case, that the principal amount of Indebtedness secured by any such Lien shall at no time exceed 80 percent of the fair market value (as determined in good faith by a senior financial officer of the Company) of such Property at the time it was acquired (by purchase, construction or otherwise);

          (i)  Capital Lease Obligations permitted under subsection 7.3(d);

          (j) Liens on the Property of any Subsidiary of the Company in favor of the Company or any Wholly Owned Subsidiary of the Company;

          (k) Banker's Liens and similar Liens (including set-off rights) in respect of bank deposits;

          (l) Liens on insurance proceeds in favor of insurance companies with respect to the financing of premiums;

          (m) any Lien arising out of judgments or awards against the Company or any Subsidiary securing an aggregate amount less than $20,000,000 with respect to which the Company or such Subsidiary shall in good faith be prosecuting an appeal or proceedings for review, Liens securing an aggregate amount less than $20,000,000 which are discharged within 60 days of the entry of judgment or Liens (including, without limitation, appellate bonds) securing an aggregate amount less than $20,000,000 incurred by the Company or a Subsidiary for the purpose of obtaining a stay or discharge in the course of any ongoing legal proceeding to which the Company or such Subsidiary is a party;

          (n) any Lien (in addition to a Lien permitted under any of the foregoing clauses of this Section 7.2) securing Indebtedness of the Company or any Subsidiary which may be incurred under Section 7.3, provided that the total outstanding Indebtedness that may be secured under this clause (n) may not exceed $50,000,000; and

          (o) any extension, renewal or replacement of the foregoing, PROVIDED, HOWEVER, that the principal amount secured thereby is not increased and that the Liens permitted under this subsection (o) shall not be spread to cover any additional Indebtedness or Property (other than a substitution of like Property).

     7.3 INDEBTEDNESS. The Company will not, nor will it permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Indebtedness except:

          (a)  Indebtedness to the Banks under the Loan Documents;

          (b) Indebtedness outstanding on the Closing Date, which items of Indebtedness in excess of $1,000,000 are listed in SCHEDULE 7.3;

          (c) Indebtedness of the Company to any Subsidiary, Indebtedness of Wholly-Owned Subsidiaries of the Company to the Company, Indebtedness of Subsidiaries of the Company to other Subsidiaries of the Company and subject to subsection 7.4(g), Indebtedness of non Wholly-Owned Subsidiaries of the Company to the Company; and

          (d) Indebtedness in an amount not to exceed $200,000,000 of the Company which is subordinate in time and right of payment to the Obligations, PROVIDED that the term, amortization and subordination provisions are reasonably acceptable to Majority Banks;

          (e) Indebtedness arising from the endorsement of instruments in the ordinary course of business;

          (f) Indebtedness of the Company and its Subsidiaries under Swap Contracts and similar arrangements not expressly prohibited hereunder;

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

          (g) Indebtedness of the Company and its Subsidiaries under initial or successive refinancing of any Indebtedness permitted by clause (b) above, provided that the principal amount of any such refinancing does not exceed the principal amount of the Indebtedness being refinanced;

          (h) Additional Indebtedness of the Company and its Subsidiaries up to but not exceeding in an aggregate an amount at any time outstanding equal to 5 percent of the total assets of the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP and with not more than 50% of such amount being attributable to Indebtedness of the Company's Subsidiaries to Persons other than the Company or any other Subsidiary of the Company.

     7.4 INVESTMENTS. The Company will not, nor will it permit any of its Subsidiaries to, make or permit to remain outstanding any Investments except ("Permitted Investments"):

          (a) Investments outstanding on the Closing Date, which Investments in excess of $1,000,000 are listed in SCHEDULE 7.4;

          (b)  operating deposit accounts with banks;

          (c) Permitted Market Investments; PROVIDED, HOWEVER, that the percentage amount of the aggregate fair market value of Permitted Market Investments comprised of, as at any date, equity securities (and securities convertible into equity securities) shall not exceed 15 percent of the aggregate fair market value of all Permitted Market Investments held as of such date;

          (d) Investments in Wholly Owned Subsidiaries not otherwise prohibited hereunder;

          (e) Investments constituting Approved Acquisitions or Approved Mergers otherwise permitted hereunder;

          (f) Swap Contracts so long as the aggregate notional amount under all Swap Contracts does not exceed $750,000,000; and

          (g) additional Investments up to but not exceeding an amount equal to 4% of the consolidated total assets of the Company and its Subsidiaries, based upon the Company's most recent annual or quarterly financial statements delivered to the Agent under Section 6.1.

     7.5 TRANSACTIONS WITH AFFILIATES. Except as expressly permitted by this Agreement, the Company will not nor will it permit any of its Subsidiaries to enter into any material transaction with any Affiliate on any terms more favorable to such Affiliate than those that would be obtained in an arm's length transaction, PROVIDED that the Company may make cash payments to UniHealth for management or administrative fees in amounts not exceeding $5,000,000 in any one fiscal year.

     7.6  USE OF PROCEEDS.

          (a) The Company shall not, and shall not suffer or permit any Subsidiary to, use any portion of the Loan proceeds, directly or indirectly, (i) to purchase or carry Margin Stock, (ii) to repay or otherwise refinance indebtedness of the Company or others incurred to purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (iv) except for Approved Acquisitions and Approved Mergers, to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act.

          (b) The Company shall not, directly or indirectly, use any portion of the Loan proceeds (i) knowingly to purchase Ineligible Securities from the Arranger during any period in which the Arranger makes a market in such Ineligible Securities, (ii) knowingly to purchase during the underwriting or placement period Ineligible Securities being underwritten or privately placed by the Arranger, or (iii) to make payments of principal or interest on Ineligible Securities underwritten or privately placed by the Arranger and issued by or for the benefit of the Company or any Affiliate of the Company. The Arranger is a registered broker-dealer and permitted to underwrite and deal in certain Ineligible Securities; and "Ineligible Securities" means securities which may not be underwritten or dealt in by member banks of the Federal Reserve System under Section 16 of the Banking Act of 1933 (12 U.S.C. Section 24, Seventh), as amended.

     7.7 RESTRICTED PAYMENTS. The Company shall not, and shall not suffer or permit any Subsidiary to, declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock, or purchase, redeem or otherwise acquire for value any shares of its capital stock or any warrants, rights or options to acquire such shares, now or hereafter outstanding; except that

          (a) the Company may declare and make dividend payments or other distributions payable solely in its common stock;

          (b) any Subsidiary may declare, pay dividends or make other distributions to its shareholders so long as the same is done on a nondiscriminatory basis.

          (c) the Company may purchase, redeem or otherwise acquire shares of its common stock or options to acquire any such shares with the proceeds received from the substantially concurrent issue of new shares of its common stock;

          (d) the Company may repurchase up to $80,000,000 of its Class A capital stock, PROVIDED, that, immediately after giving effect to such proposed action, there exists no Default or Event of Default;

          (e) the Company may repurchase up to $100,000,000 of its Class A capital stock or its Class B capital stock, PROVIDED, that, immediately after giving effect to such proposed action, there exists no Default or Event of Default; and

          (f) the Company and its Subsidiaries may spend up to $25,000,000 from the date hereof through January 1, 2001 to repurchase securities from employees pursuant to valid stock repurchase arrangements approved by the Board of Directors of the Company.

     7.8 ERISA. The Company shall not, and shall not suffer or permit any of its ERISA Affiliates to: (a) engage in a prohibited transaction or violation of the fiduciary responsibility rules with respect to any Pension Plan, or
(b) engage in a transaction that could be subject to Section 4069 or 4212(c) of ERISA, to the extent any transaction under clause (a) or (b) is reasonably likely to result in liability to the Company in excess of $20,000,000.

     7.9 ACCOUNTING CHANGES. The Company shall not, and shall not suffer or permit any Subsidiary to, make any significant change in accounting treatment or reporting practices, except as required by GAAP or as concurred in by its independent public accountants to be consistent with GAAP, or change the fiscal year of the Company or of any Subsidiary, except for a change to a fiscal year ending on December 31.

     7.10  FINANCIAL COVENANTS.  The Company shall not permit:

          (a) its Leverage Ratio, as of the end of any fiscal quarter, to exceed (i) 3.0 to 1.00 at any time from completion of the FHP Acquisition through December 31, 1997, (ii) 2.50 to 1.00 from January 1, 1998 through December 31, 1998, and (iii) 2.25 to 1.00 at any time thereafter;

          (b) its Fixed Charges Coverage Ratio, as of the end of any fiscal quarter, to be less than (i) 2.00 to 1.00 at any time from completion of the FHP Acquisition through December 31, 1997, and (ii) 3.00 to 1.00 at any time thereafter; or

          (c) its Net Worth, as of the end of any fiscal quarter, to be less than (i) 90% of its Net Worth immediately following completion of the FHP Acquisition, PLUS (ii) 50% of the consolidated net income (without giving effect to any consolidated net losses and after the payment of any dividends on any preferred stock) of the Company and its Subsidiaries for each fiscal quarter beginning after completion of the FHP Acquisition, PLUS (iii) 50% of the Net Equity Proceeds from any equity offering by the Company or any conversion of Series A Cumulative Convertible Preferred Shares after the date hereof.

The Fixed Charges Coverage Ratio and the Adjusted EBITDA component of the Leverage Ratio shall be calculated on a Combined Basis for the quarters ending before the FHP Acquisition and on a consolidated basis after the FHP Acquisition.

     7.11 LIMITATION ON PAYMENT RESTRICTIONS AFFECTING MATERIAL SUBSIDIARIES. Except as set forth in this Agreement, the Company shall not, and shall not permit any of its Material Subsidiaries, directly or indirectly, to create or suffer to exist or allow to become effective any consensual encumbrance or restriction on the ability of (i) any of the Material Subsidiaries of the Company to (a) make dividend payments or pay any obligation, liability or any Indebtedness owed to the Company or any of its other Material Subsidiaries,
(b) make loans or advances to the Company or its other Material Subsidiaries or
(c) transfer any of its properties or assets to the Company or any of its other Material Subsidiaries, or (ii) the Company or any of its Material Subsidiaries to receive or retain vis-a-vis the transferor any such amounts set forth in clauses (i)(a), (i)(b) or (i)(c) above, except for encumbrances or restrictions existing under or by reason of applicable law or Governmental Rules.

     7.12 PREPAYMENTS OF INDEBTEDNESS. Neither the Company nor any of its Subsidiaries shall purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for, the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, any Indebtedness or exercise any option to redeem any Redeemable Preferred other than Indebtedness existing under this Agreement, except for (i) regularly scheduled payments of principal and interest in respect of such Indebtedness required pursuant to the instruments evidencing such Indebtedness; (ii) prepayment of the 8.80% senior notes of PacifiCare held by the Massachusetts Mutual Life Insurance Company (as in effect on the Closing
Date); and (iii) defeasance of the FHP International Corporation 7% Senior Notes Due 2003.

     7.13 LINES OF BUSINESS. Neither the Company nor any of its Subsidiaries shall engage in any line or lines of business activity other than the Healthcare Business.


                                  ARTICLE VIII

                                EVENTS OF DEFAULT

     8.1 EVENT OF DEFAULT. Any of the following shall constitute an "Event of Default":

          (a) NON-PAYMENT. The Company fails to pay, (i) when and as required to be paid herein, any amount of principal of any Loan or any amount of interest on any Bid Loan, or (ii) within 3 days after the same becomes due, any interest, fee or any other amount payable hereunder or under any other Loan Document; or

          (b) REPRESENTATION OR WARRANTY. Any representation or warranty by the Company or any other Obligor made or deemed made herein, in any other Loan Document, or which is contained in any certificate, document or financial or other statement by the Company, any other Obligor, or any Responsible Officer, furnished at any time under this Agreement, or in or under any other Loan Document, is incorrect in any material respect on or as of the date made or deemed made; or

          (c) SPECIFIC DEFAULTS. The Company fails to perform or observe any term, covenant or agreement contained in any of subsection 6.1(i) or Sections 6.7, 7.1, 7.10 or 7.12; or the Company fails to perform or observe any term, covenant or agreement contained in any of Sections 7.2, 7.3, 7.4 or 7.5 and such default shall continue unremedied for a period of 10 days; or

          (d) OTHER DEFAULTS. The Company or any other Obligor fails to perform or observe any other term or covenant contained in this Agreement or any other Loan Document, and such default shall continue unremedied for a period of 30 days after the earlier of (i) the date upon which such Person's president, chief executive officer, chief financial officer or treasurer had actual knowledge of such failure or (ii) the date upon which written notice thereof is given to the Company by the Agent or any Bank; or

          (e) CROSS-DEFAULT. The Company or any Material Subsidiary (i) fails to make any payment in respect of any Indebtedness or Contingent Obligation having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $20,000,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure; or (ii) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness or Contingent Obligation, and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause such Indebtedness to be declared to be due and payable prior to its stated maturity or the holder of such Indebtedness shall, as a result of such failure, have the right to cause the Obligor to repurchase such Indebtedness or to have the interest rate on such Indebtedness reset to a level so that securities evidencing such Indebtedness trade at a level specified in relation to its par value, or such Contingent Obligation to become payable or cash collateral in respect thereof to be demanded; or

          (f) INSOLVENCY; VOLUNTARY PROCEEDINGS. The Company or any Material Subsidiary (i) ceases or fails to be solvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) voluntarily ceases to conduct its business in the ordinary course; (iii) commences any Insolvency Proceeding with respect to itself; or (iv) takes any action to effectuate or authorize any of the foregoing; or

          (g) INVOLUNTARY PROCEEDINGS. (i) Any involuntary Insolvency Proceeding is commenced or filed against the Company or any Material Subsidiary, or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of the Company's or any Material Subsidiary's properties, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within 60 days after commencement, filing or levy; (ii) the Company or any Material Subsidiary admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding; or (iii) the Company or any Material Subsidiary acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a substantial portion of its property or business; or

          (h) ERISA. (i) The institution of any steps to terminate a Pension Plan if, as a result of such termination, the Company or any Subsidiary could be required to make a contribution to such Pension Plan or is reasonably likely to incur a liability or obligation to such Pension Plan in excess of $5,000,000; or
(ii) a contribution failure occurs with respect to a Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA; or

          (i) MONETARY JUDGMENTS. One or more non-interlocutory judgments, non-interlocutory orders, decrees or arbitration awards is entered against the Company or any Subsidiary involving in the aggregate a liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related series of transactions, incidents or conditions, of $20,000,000 or more, and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of 60 days after the entry thereof; or

          (j)  CHANGE OF CONTROL.  There occurs any Change of Control; or

          (k) LOSS OF LICENSES. Any Governmental Authority revokes or fails to renew any material license, permit or franchise of the Company or any Subsidiary, or the Company or any Subsidiary for any reason loses any license, permit or franchise, or the Company or any Subsidiary suffers the imposition of any restraining order, escrow, suspension or impound of funds in connection with any proceeding (judicial or administrative) with respect to any license, permit or franchise, in each case which is reasonably expected to have a Material Adverse Effect; or

          (l) HMO EVENT. An HMO Event shall have occurred and remain unremedied for the lesser of 90 days after the occurrence of such event or five days after the duration of any cure period imposed for the cure of such HMO Event by the HMO Regulator administering the pertinent HMO Regulations; or

          (m) GUARANTOR DEFAULTS. Either Guarantor fails in any material respect to perform or observe any term, covenant or agreement in its respective Guaranty; or either Guaranty is for any reason partially (including with respect to future advances) or wholly revoked or invalidated, or otherwise ceases to be in full force and effect, or either Guarantor or any other Person contests in any manner the validity or enforceability thereof or denies that it has any further liability or obligation thereunder; or any event described at subsections (f) or (g) of this Section occurs with respect to either Guarantor.

     8.2 REMEDIES. If any Event of Default occurs, the Agent shall, at the request of, or may, with the consent of, the Majority Banks,

          (a) declare the commitment of each Bank to make Committed Loans to be terminated, whereupon such commitments shall be terminated;

          (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company; and

          (c) exercise on behalf of itself and the Banks all rights and remedies available to it and the Banks under the Loan Documents or applicable law; provided, however, that upon the occurrence of any event specified in subsection (f) or (g) of Section 8.1 (in the case of clause (i) of subsection
(g) upon the expiration of the 60-day period mentioned therein), the obligation of each Bank to make Loans shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Agent or any Bank.

     8.3 RIGHTS NOT EXCLUSIVE. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.


                                   ARTICLE IX

                                    THE AGENT

     9.1 APPOINTMENT AND AUTHORIZATION. Each Bank hereby irrevocably (subject to Section 9.9) appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent.

     9.2 DELEGATION OF DUTIES. The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

     9.3 LIABILITY OF AGENT. None of the Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Banks for any recital, statement, representation or warranty made by the Company or any Subsidiary or Affiliate of the Company, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Company or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Company or any of the Company's Subsidiaries or Affiliates.

     9.4  RELIANCE BY AGENT.

          (a) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority
Banks as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Majority Banks and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Banks.

          (b) For purposes of determining compliance with the conditions specified in Section 4.1, each Bank that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Bank.

     9.5 NOTICE OF DEFAULT. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Banks, unless the Agent shall have received written notice from a Bank or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". The Agent will notify the Banks of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be requested by the Majority Banks in accordance with Article VIII; provided, however, that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Banks.

     9.6 CREDIT DECISION. Each Bank acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Company and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Bank. Each Bank represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Company and its Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Company hereunder. Each Bank also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly herein required to be furnished to the Banks by the Agent, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Company which may come into the possession of any of the Agent-Related Persons.

     9.7 INDEMNIFICATION OF AGENT. Whether or not the transactions contemplated hereby are consummated, the Banks shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so), pro rata, from and against any and all Indemnified Liabilities; provided, however, that no Bank shall be liable for the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Company. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.

     9.8 AGENT IN INDIVIDUAL CAPACITY. BofA and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Company and its Subsidiaries and Affiliates as though BofA were not the Agent hereunder and without notice to or consent of the Banks. The Banks acknowledge that, pursuant to such activities, BofA or its Affiliates may receive information regarding the Company or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Company or such Subsidiary) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to its Loans, BofA shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not the Agent, and the terms "Bank" and "Banks" include BofA in its individual capacity.

     9.9 SUCCESSOR AGENT. The Agent may, and at the request of the Majority Banks shall, resign as Agent upon 30 days' notice to the Banks. If the Agent resigns under this Agreement, the Majority Banks shall appoint from among the Banks a successor agent for the Banks which successor agent shall be approved by the Company. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Banks and the Company, a successor agent from among the Banks. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article IX and Sections 10.4 and 10.5 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Banks shall perform all of the duties of the Agent hereunder until such time, if any, as the Majority Banks appoint a successor agent as provided for above.

     9.10  WITHHOLDING TAX.

          (a) If any Bank is a "foreign corporation, partnership or trust" within the meaning of the Code and such Bank claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Bank agrees with and in favor of the Agent and the Company, to deliver to the
Agent:

               (i) if such Bank claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, properly completed IRS Forms 1001 and W-8 before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

               (ii) if such Bank claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Bank, two properly completed and executed copies of IRS Form 4224 before the payment of any interest is due in the first taxable year of such Bank and in each succeeding taxable year of such Bank during which interest may be paid under this Agreement, and IRS Form W- 9; and

               (iii) such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

Such Bank agrees to promptly notify the Agent and the Company of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

          (b) If any Bank claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 and such Bank sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to such Bank, such Bank agrees to notify the Agent and the Company of the percentage amount in which it is no longer the beneficial owner of Obligations of the Company to such Bank. To the extent of such percentage amount, the Agent and the Company will treat such Bank's IRS Form 1001 as no longer valid.

          (c) If any Bank claiming exemption from United States withholding tax by filing IRS Form 4224 with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to such Bank, such Bank agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

          (d) If any Bank is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest payment to such Bank an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this Section are not delivered to the Agent, then the Agent may withhold from any interest payment to such Bank not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

          (e) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Agent or the Company did not properly withhold tax from amounts paid to or for the account of any Bank (because the appropriate form was not delivered, was not properly executed, or because such Bank failed to notify the Agent or the Company of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Bank shall indemnify the Agent and the Company fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, together with all costs and expenses (including Attorney Costs). The obligation of the Banks under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Agent.

     9.11 CO-AGENTS; LEAD MANAGERS. None of the Banks identified on the facing page or signature pages of this Agreement as a "co-agent" or "managing agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Banks as such; except as set forth in the final proviso of Section 10.1. Without limiting the foregoing, none of the Banks so identified as a "co-agent" or "lead manager" shall have or be deemed to have any fiduciary relationship with any Bank. Each Bank acknowledges that it has not relied, and will not rely, on any of the Banks so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.


                                    ARTICLE X

                                  MISCELLANEOUS

     10.1 AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Company or any other Obligor therefrom, shall be effective unless the same shall be in writing and signed by the Majority Banks (or by the Agent at the written request of the Majority Banks) and the Company and acknowledged by the Agent, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Banks other than any Defaulting Bank and the Company and acknowledged by the Agent, do any of the following:

          (a) increase or extend the Commitment of any Bank (or reinstate any Commitment terminated pursuant to Section 8.2);

          (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Banks (or any of them) hereunder or under any other Loan Document;

          (c) reduce the principal of, or the rate of interest specified herein on any Loan (except in connection with a waiver of applicability of any post-default increase in interest rates), or (subject to clause (ii) below) any fees or other amounts payable hereunder or under any other Loan Document;

          (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Banks or any of them to take any action hereunder;

          (e)  amend, terminate or release any Guarantee; or

          (f) amend this Section or any provision herein providing for consent or other action by all Banks;

provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Majority Banks or all the Banks, as the case may be, affect the rights or duties of the Agent under this Agreement or any other Loan Document, and (ii) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed by the parties thereto; and, provided finally, that any amendment or waiver of the condition precedent set forth in subsection 4.1(h) may be waived or modified by either
(i) the Majority Banks or (ii) the Majority Agents.

     10.2  NOTICES.

          (a) All notices, requests and other communications shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by the Company by facsimile (i) shall be immediately confirmed by a telephone call to the recipient at the number specified on Schedule 10.2, and (ii) shall be followed promptly by delivery of a hard copy original thereof) and mailed or delivered, to the address or facsimile number specified for notices on Schedule 10.2; or, as directed to the Company or the Agent, to such other address as shall be designated by such party in a written notice to the other parties, and as directed to any other party, at such other address as shall be designated by such party in a written notice to the Company and the Agent.

          (b) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the U.S. mail, or if delivered, upon delivery; except that notices pursuant to Article II or IX shall not be effective until actually received by the Agent.

          (c) Any agreement of the Agent and the Banks herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Company. The Agent and the Banks shall be entitled to rely on the authority of any Person reasonably believed by them to be a Person authorized by the Company to give such notice and the Agent and the Banks shall not have any liability to the Company or other Person on account of any action taken or not taken by the Agent or the Banks in reliance upon such telephonic or facsimile notice. The obligation of the Company to repay the Loans shall not be affected in any way or to any extent by any failure by the Agent and the Banks to receive written confirmation of any telephonic or facsimile notice or the receipt by the Agent and the Banks of a confirmation which is at variance with the terms understood by the Agent and the Banks to be contained in the telephonic or facsimile notice.

     10.3 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Agent or any Bank, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

     10.4  COSTS AND EXPENSES.  The Company shall:

          (a) whether or not the transactions contemplated hereby are consummated, pay or reimburse BofA (including in its capacity as Agent) within five Business Days after demand (subject to subsection 4.1(e)) for all costs and expenses incurred by BofA (including in its capacity as Agent) in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including reasonable Attorney Costs incurred by BofA (including in its capacity as Agent) with respect thereto; and

          (b) pay or reimburse the Agent, the Arranger and each Bank within five Business Days after demand (subject to subsection 4.1(e)) for all costs and expenses (including Attorney

Costs) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or any other Loan Document during the existence of an Event of Default or after acceleration of the Loans (including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate proceeding).

     10.5 COMPANY INDEMNIFICATION. Whether or not the transactions contemplated hereby are consummated, the Company shall indemnify and hold the Agent-Related Persons, and each Bank and each of its respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including reasonable Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans and the termination, resignation or replacement of the Agent or replacement of any Bank) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that the Company shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities resulting solely from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations.

     10.6 PAYMENTS SET ASIDE. To the extent that the Company makes a payment to the Agent or the Banks, or the Agent or the Banks exercise their right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agent or such Bank in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any Insolvency Proceeding or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Bank severally agrees to pay to the

Agent upon demand its pro rata share of any amount so recovered from or repaid by the Agent.

     10.7 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent and each Bank.

     10.8  ASSIGNMENTS, PARTICIPATIONS, ETC.

          (a) Any Bank may, with the written consent of the Company at all times (other than during the existence of an Event of Default) and the Agent, which consents shall not be unreasonably withheld, at any time assign and delegate to one or more Eligible Assignees (provided that no written consent of the Company or the Agent shall be required in connection with any assignment and delegation by a Bank to an Eligible Assignee that is an Affiliate of such Bank) (each an "Assignee") all, or any ratable part of all, of the Loans, the Commitments and the other rights and obligations of such Bank hereunder, in a minimum amount of $10,000,000; provided, however, that after giving effect thereto, such Bank shall either retain a Commitment in a minimum amount of $10,000,000 or have no ongoing Commitment and provided further that the Company and the Agent may continue to deal solely and directly with such Bank in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Company and the Agent by such Bank and the Assignee; (ii) such Bank and its Assignee shall have delivered to the Company and the Agent an Assignment and Acceptance in the form of Exhibit E ("Assignment and Acceptance") together with any Note or Notes subject to such assignment and (iii) the assignor Bank or Assignee has paid to the Agent a processing fee in the amount of $3,000.

          (b) From and after the date that the Agent notifies the assignor Bank that it has received (and provided its consent with respect to) an executed Assignment and Acceptance and payment of the above-referenced processing fee,
(i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Bank under the Loan Documents, and (ii) the assignor Bank shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents.

          (c) Immediately upon each Assignee's making its processing fee payment under the Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Bank pro tanto.

          (d) Any Bank may at any time sell to one or more commercial banks or other Persons not Affiliates of the Company (a "Participant") participating interests in any Loans, the Commitment of that Bank and the other interests of that Bank (the "Originator") hereunder and under the other Loan Documents; provided, however, that (i) the Originator's obligations under this Agreement shall remain unchanged, (ii) the Originator shall remain solely responsible for the performance of such obligations, (iii) the Company and the Agent shall continue to deal solely and directly with the Originator in connection with the Originator's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Bank shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Banks as described in the first proviso to Section 10.1. In the case of any such participation, the Participant shall not have any rights under this Agreement, or any of the other Loan Documents, and all amounts payable by the Company hereunder shall be determined as if such Originator had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Bank under this Agreement.

          (e) Notwithstanding any other provision in this Agreement, any Bank may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement and the Note(s) held by it in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR Section 203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

     10.9 CONFIDENTIALITY. The Agent and each Bank hereby confirm that they have delivered to the Company a duly authorized and executed confidentiality agreement in substantially the form of Exhibit L hereto. The Agent and each Bank agree to take and to cause their Affiliates to observe and perform all of its undertakings pursuant to such confidentiality agreement between it and the Company. Prior to its delivery of any information concerning the Company and its Affiliates to any potential Participant or Assignee, each Bank shall have confirmed that such Person has delivered to the Company a confidentiality agreement in substantially the form of Exhibit L hereto executed by a duly authorized representative of such Assignee or Participant.

     10.10 SET-OFF. In addition to any rights and remedies of the Banks provided by law, if an Event of Default exists or the Loans have been accelerated, each Bank is authorized at any time and from time to time, without prior notice to the Company, any such notice being waived by the Company to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Bank to or for the credit or the account of the Company against any and all Obligations owing to such Bank, now or hereafter existing, irrespective of whether or not the Agent or such Bank shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Bank agrees promptly to notify the Company and the Agent after any such set-off and application made by such Bank; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

     10.11 NOTIFICATION OF ADDRESSES, LENDING OFFICES, ETC. Each Bank shall notify the Agent in writing of any changes in the address to which notices to the Bank should be directed, of addresses of any Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Agent shall reasonably request.

     10.12 COUNTERPARTS. This Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument. This Agreement shall become effective when (i) counterparts hereof executed on behalf of the Company and each Bank (or notice thereof satisfactory to the Agent) shall have been received by the Agent, (ii) the Agent shall have received the duly executed Guarantee of PacifiCare and (iii) notice of the Agent's receipt of the documents specified in clauses (i) and

(ii) shall have been given by the Agent to the Company and each Bank.

     10.13 SEVERABILITY. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

     10.14 NO THIRD PARTIES BENEFITED. This Agreement is made and entered into for the sole protection and legal benefit of the Company, the Banks, the Agent and the Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

     10.15  GOVERNING LAW AND JURISDICTION.

          (a) THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA; PROVIDED THAT THE AGENT AND THE BANKS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

          (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE CENTRAL DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE COMPANY, THE AGENT AND THE BANKS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE COMPANY, THE AGENT AND THE BANKS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE COMPANY, THE AGENT AND THE BANKS EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY CALIFORNIA LAW.

     10.16 WAIVER OF JURY TRIAL. THE COMPANY, THE BANKS AND THE AGENT EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE COMPANY, THE BANKS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED

BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     10.17 ENTIRE AGREEMENT. This Agreement, together with the other Loan Documents, embodies the entire agreement and understanding among the Company, the Banks and the Agent, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in Los Angeles, California by their proper and duly authorized officers as of the day and year first above written.

                                       N-T HOLDINGS, INC.


                                       By: /S/ Wayne Lowell
                                           -----------------------------------

                                       Title: Executive Vice President
                                              --------------------------------

                                       BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION, as Agent


                                       By: /s/ Wyatt R. Ritchie
                                           -----------------------------------

                                       Title: Managing Director
                                              --------------------------------

                                       BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION, as a Bank


                                       By: /s/ Wyatt R. Ritchie
                                           -----------------------------------

                                       Title: Managing Director
                                              --------------------------------

                                       THE CHASE MANHATTAN BANK


                                       By: /s/ Dawn Lee Lum
                                           -----------------------------------

                                       Title: Vice President
                                              --------------------------------

                                       CITICORP USA, INC.


                                       By: /s/ Margaret Brown
                                           -----------------------------------

                                       Title: Managing Director
                                              --------------------------------

                                       THE BANK OF NEW YORK


                                       By: /s/ Rebecca K. Levine
                                           -----------------------------------

                                       Title: Assistant Vice President
                                              --------------------------------

                                       THE BANK OF NOVA SCOTIA


                                       By: /s/ Alan Pendergast
                                           -----------------------------------

                                       Title: Relationship Manager
                                              --------------------------------

                                       BANQUE NATIONALE DE PARIS


                                       By: /s/ Clive Bettles
                                           -----------------------------------

                                       Title: Senior Vice President
                                              --------------------------------


                                       By: /s/ Margaret Mudd
                                           -----------------------------------

                                       Title: Vice President
                                              --------------------------------

                                       THE DAI-ICHI KANGYO BANK, LTD.,
                                       LOS ANGELES AGENCY


                                       By: /s/ Teruhisa Yamaguchi
                                           -----------------------------------

                                       Title: Sr. VP & Joint General Mgr.
                                              --------------------------------

                                       THE INDUSTRIAL BANK OF JAPAN,
                                       LIMITED, LOS ANGELES AGENCY


                                       By: /s/ Toshinari Iyoda
                                           -----------------------------------

                                       Title: Senior Vice President
                                              --------------------------------

                                       COOPERATIEVE CENTRALE RAIFFEISEN-
                                       BOERENLEENBANK B.A., "RABOBANK
                                       NEDERLAND" NEW YORK BRANCH


                                       By: /s/ Richard J. Cerf
                                           -----------------------------------

                                       Title: Vice President
                                              --------------------------------


                                       By: /s/ Dana W. Hemenway
                                           -----------------------------------

                                       Title: Vice President
                                              --------------------------------


                                       By: /s/ W. Jeffrey Vollack
                                           -----------------------------------

                                       Title: Vice President, Manager
                                              --------------------------------

                                       SANWA BANK CALIFORNIA


                                       By: /s/ Daniel J. Wilson
                                           -----------------------------------

                                       Title: Vice President
                                              --------------------------------

                                       THE SUMITOMO BANK, LIMITED,
                                       LOS ANGELES BRANCH


                                       By: /s/ Tatsuo Ueda
                                           -----------------------------------

                                       Title: General Manager
                                              --------------------------------

                                       WELLS FARGO BANK, N.A.


                                       By: /s/ Michael Cordas
                                           -----------------------------------

                                       Title: Vice President
                                              --------------------------------


                                       By: /s/ Edith R. Lim
                                           -----------------------------------

                                       Title: Vice President
                                              --------------------------------

                                       BANCA COMMERCIALE ITALIANA
                                       LOS ANGELES FOREIGN BRANCH


                                       By: /s/ E. Bombieri
                                           -----------------------------------

                                       Title: Vice President & Manager
                                              --------------------------------


                                       By: /s/ J. Wityak
                                           -----------------------------------

                                       Title: Vice President
                                              --------------------------------

                                       BANQUE PARIBAS


                                       By: /s/ Don L. Unruh
                                           -----------------------------------

                                       Title: Asst. Vice President
                                              --------------------------------


                                       By: /s/ Stanley P. Berkman
                                           -----------------------------------

                                       Title: G.M., Western Region
                                              --------------------------------

                                       CIBC INC.


                                       By: /s/ Stephen D. Reynolds
                                           -----------------------------------

                                       Title: Director
                                              --------------------------------
                                              CIBC World Gundy Securities
                                              Corp. as Agent for CIBC, Inc.

                                       COMMERZBANK AKTIENGESELLSCHAFT,
                                       LOS ANGELES BRANCH


                                       By: /s/ Christian Jagenberg
                                           -----------------------------------

                                       Title: Senior VP & Manager
                                              --------------------------------


                                       By: /s/ Steven F. Larsen
                                           -----------------------------------

                                       Title: Vice President
                                              --------------------------------

                                       CREDIT LYONNAIS NEW YORK BRANCH


                                       By: /s/ Farboud Tavanger
                                           -----------------------------------

                                       Title: Vice President
                                              --------------------------------

                                       CREDIT SUISSE


                                       By: /s/ Mark A. Sampson
                                           -----------------------------------

                                       Title: Associate
                                              --------------------------------


                                       By: /s/ Stephen M. Flynn
                                           -----------------------------------

                                       Title: Member of Sr. Management
                                              --------------------------------

                                       THE FIRST NATIONAL BANK OF CHICAGO


                                       By: /s/ Jay G. Sepanski
                                           -----------------------------------

                                       Title: Assistant Vice President
                                              --------------------------------

                                       THE FUJI BANK, LIMITED


                                       By: /s/ Nobuhiro Umemura
                                           -----------------------------------

                                       Title: Joint General Manager
                                              --------------------------------

                                       THE LONG-TERM CREDIT BANK OF JAPAN,
                                       LTD., LOS ANGELES AGENCY


                                       By: /s/ T. Morgan Edwards
                                           -----------------------------------

                                       Title: Deputy General Manager
                                              --------------------------------

                                       MELLON BANK, N.A.


                                       By: /s/ Robert T. Harkins
                                           -----------------------------------

                                       Title: Vice President
                                              --------------------------------

                                       THE MITSUBISHI TRUST AND BANKING
                                       CORPORATION, LOS ANGELES AGENCY


                                       By: /s/ Hiroaki Koseki
                                           -----------------------------------

                                       Title: Deputy General Manager
                                              --------------------------------

                                       PNC BANK, N.A.


                                       By: /s/ Edward Weisto
                                           -----------------------------------

                                       Title: Assistant Vice President
                                              --------------------------------

                                       THE SAKURA BANK, LTD.,
                                       LOS ANGELES AGENCY


                                       By: /s/ Ofusa Sato
                                           -----------------------------------

                                       Title: Sr. VP & Asst. Gnrl. Mgr.
                                              --------------------------------

                                       SOCIETE GENERALE


                                       By: /s/ J. Staley Stewart
                                           -----------------------------------

                                       Title: Vice President
                                              --------------------------------

                                       THE TOKAI BANK, LIMITED,
                                       LOS ANGELES AGENCY


                                       By: /s/ Masahito Saito
                                           -----------------------------------

                                       Title: Assistant General Manager
                                              --------------------------------

                                       UNION BANK OF CALIFORNIA, N.A.


                                       By: /s/ Jennifer L. Banks
                                           -----------------------------------

                                       Title: Vice President
                                              --------------------------------

                                    EXHIBIT I

                          [Form of Committed Loan Note]

                               COMMITTED LOAN NOTE



$______________________                                       October __, 1996
                                                       Los Angeles, California


          FOR VALUE RECEIVED, N-T HOLDINGS, INC., a Delaware corporation (the "COMPANY"), hereby promises to pay to the order of __________________________ (the "BANK"), for the account of its respective applicable Lending Offices provided for by the Credit Agreement referred to below, at the Agent's Payment Office the principal sum of [_________________________] Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of the Committed Loans made by the Bank to the Company under the Credit Agreement), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Committed Loan, at such office, in like money and funds, for the period commencing on the date of such Committed Loan until such Committed Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

          The date, amount, Type, interest rate and duration of Interest Period (if applicable) of each Committed Loan made by the Bank to the Company, and each payment made on account of the principal of such Loan, shall be recorded by the Bank on its books and, prior to any transfer of this Committed Loan Note, endorsed by the Bank on the schedule attached to this Committed Loan Note or any continuation of such schedule, PROVIDED that the failure of the Bank to make any such recordation or endorsement absent gross negligence or willful misconduct shall not affect the obligations of the Company to make a payment when due of any amount owing under the Credit Agreement or under this Committed Loan Note in respect of the Committed Loans made by the Bank.

     This Committed Loan Note is one of the Committed Loan Notes referred to in the Credit Agreement dated as of October 31, 1996 (as modified and supplemented and in effect from time to time, the "CREDIT AGREEMENT") among the Company, the banks (including this Bank), and Bank of America National Trust and Savings Association, as Agent, and evidences Committed Loans made by the Bank under the Credit Agreement. Capitalized terms used but not defined in this Committed Loan Note have the respective meanings assigned to them in the Credit Agreement.

     The Credit Agreement provides for the acceleration of the maturity of this Committed Loan Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified in the Credit Agreement.

     Except as permitted by Section 10.8 of the Credit Agreement, this Committed Loan Note may not be assigned by the Bank to any other Person.

     THIS COMMITTED LOAN NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF CALIFORNIA.

                                       N-T HOLDINGS, INC.


                                       By:_____________________________
                                       Title:__________________________

                        SCHEDULE OF COMMITTED LOANS


     This Committed Loan Note evidences Committed Loans made, continued or converted under the Credit Agreement to the Company, on the dates, in the principal amounts, of the Types, bearing interest at the rates and having Interest Periods (if applicable) of the durations set forth below, subject to the payments, continuations, conversions and prepayments of principal set forth below:


--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
                                                                     AMOUNT
                                                                      PAID
  DATE MADE,                                                        PREPAID,
  CONTINUED     PRINCIPAL                           DURATION OF     CONTINUED     UNPAID
     OR         AMOUNT OF    TYPE OF    INTEREST     INTEREST          OR        PRINCIPAL    NOTATION
  CONVERTED       LOAN        LOAN        RATE        PERIOD        CONVERTED     AMOUNT      MADE BY
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------


                                  EXHIBIT J

                            [Form of Bid Loan Note]

                                BID LOAN NOTE



$__________________________                                   October __, 1996
                                                       Los Angeles, California

     FOR VALUE RECEIVED, N-T HOLDINGS, INC., a Delaware corporation (the "COMPANY"), hereby promises to pay to the order of _______________________________ (the "BANK"), for the account of its respective applicable Lending Offices provided for by the Credit Agreement referred to below, at Agent's Payment Office the principal sum of [____________________________] Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of the Bid Loans made by the Bank to the Company under the Credit Agreement), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Bid Loan, at such office, in like money and funds, for the period commencing on the date of such Bid Loan until such Bid Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

     The date, amount, Type, interest rate and duration of Interest Period (if applicable) of each Bid Loan made by the Bank to the Company, and each payment made on account of the principal of such Loan, shall be recorded by the Bank on its books and, prior to any transfer of this Bid Loan Note, endorsed by the Bank on the schedule attached to this Bid Loan Note or any continuation of such schedule, PROVIDED that the failure of the Bank to make and such recordation or endorsement absent gross negligence or willful misconduct shall not affect the obligations of the Company to make a payment when due of any amount owing under the Credit Agreement or under this Bid Loan in respect of the Bids Loans made by the Bank.

     This Bid Loan Note is one of the Bid Loan Notes referred to in the Credit Agreement dated as of October 31, 1996 (as modified and supplemented and in effect from time to time, the "CREDIT AGREEMENT") among the Company, the banks (including this Bank), and Bank of America National Trust and Savings Association, as Agent, and evidences Bid Loans made by the Bank under the Credit Agreement. Capitalized terms used but not defined in this Bid Loan Note have the respective meanings assigned to them in the Credit Agreement.

     The Credit Agreement provides for the acceleration of the maturity of this Bid Loan Note upon the occurrence of certain events and for prepayments of Bid Loans upon the terms and conditions specified in the Credit Agreement.

     Except as permitted by Section 10.8 of the Credit Agreement, this Bid Loan Note may not be assigned by the Bank to any other Person.

     THIS BID LOAN NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF CALIFORNIA.

                                           N-T HOLDINGS, INC.


                                           By:______________________________
                                           Title:___________________________

                            SCHEDULE OF BID LOANS


     This Bid Loan Note evidences Bid Loans made on the dates, in the principal amounts, of the Types, bearing interest at the rates and having Interest Periods of the durations set forth below, subject to the payments and prepayments of principal set forth below:


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                 PRINCIPAL                            DURATION OF     AMOUNT     UNPAID
                 AMOUNT OF    TYPE OF    INTEREST       INTEREST       PAID     PRINCIPAL    NOTATION
  DATE MADE        LOAN        LOAN        RATE          PERIOD       PREPAID    AMOUNT       MADE BY
--------------------------------------------------------------------------------------------------------
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